SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K/A


                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): February 27, 2004
                             (December 1, 2003)

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)

     0-8924                                             73-0981865
(Commission File Number)                  (IRS Employer Identification No.)


     1831 Second Street
     Berkeley, California                                          94710
(Address of Principal Executive Offices)                         (Zip Code)


                               (510) 540-9300
            (Registrant's Telephone Number, Including Area Code)



Item 7.   Financial Statements and Exhibits

     Included with this amendment to the Report on Form 8-K for Trinity Learning Corporation, originally filed with the Securities and Exchange Commission on December 16, 2003, are the financial statements of IRCA (Proprietary) Limited, as of June 30, 2003 and June 30, 2002 along with pro forma financial information giving effect to the acquisition of this entity.


















                                                 IRCA (PROPRIETARY) LIMITED
                                       (Registration number 1986/004379/07)
                                                ANNUAL FINANCIAL STATEMENTS
                                            for the year ended 30 June 2003


IRCA (PROPRIETARY) LIMITED

FINANCIAL STATEMENTS
for the year ended 30 June 2003


The reports and statements set out below comprise the annual financial statements presented to shareholders:


Index                                                       Page
Report of the independent auditors                          2
Report of the directors                                     3 - 4
Balance sheet                                               5
Income statement                                            6
Statement of changes in equity                              7
Cash flow statement                                         8
Notes to the financial statements                           9 - 28

Approval
The financial statements, which appear on pages 3 to 28, were approved by the board of directors on 10 September 2003 and signed on their behalf.



     ------------------------        -----------------------
     Director                        Director


Johannesburg
10 September 2003

REPORT OF THE INDEPENDENT AUDITORS TO THE SHAREHOLDERS OF
IRCA (PROPRIETARY) LIMITED

We have audited the annual financial statements and group financial statements of IRCA (Proprietary) Limited set out on pages 3 to 28 for the year ended 30 June 2003. These financial statements are the responsibility of the company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

Scope

We conducted our audit in accordance with statements of South African Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. An audit includes:

     - examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements,

     - assessing the accounting principles used and significant estimates made by management, and

     -    evaluating the overall financial statement presentation.

We believe that our audit provides a reasonable basis for our opinion. Audit opinion

In our opinion, the financial statements fairly present, in all material respects, the financial position of the company at 30 June 2003 and the results of its operations and cash flows for the year then ended in accordance with South African Statements of Generally Accepted Accounting Practice, and in the manner required by the Companies Act in South Africa.

Emphasis of matter

Without qualifying our opinion above, we draw your attention to the directors' report relating to the basis of accounting used in the preparation of the financial statements. In the opinion of the directors, the assumption of profitable operations and the continued support of related parties is require in order for the company to continue as a going concern.



BDO Spencer Steward
Chartered Accountants (South Africa)    Pretoria
Registered Accountants and Auditors     10 September 2003

The directors present their report for the year ended 30 June 2003. This report forms part of the audited financial statements.

1.   General review

     The company's business and operations and the results thereof are clearly reflected in the attached financial statements. No material fact or circumstance has occurred between the accounting date and the date of this report.

     The group is in the business of providing risk management services.

2.   Statements of responsibility

     The directors are responsible for the maintenance of adequate accounting records and the preparation and integrity of the financial statements and related information. The auditors are responsible to report on the fair presentation of the financial statements. The financial statements have been prepared in accordance with generally accepted accounting practice and in the manner required by the Companies Act, 1973.

     The directors are also responsible for the company's system of internal financial control. These are designed to provide reasonable, but not absolute, assurance as to the reliability of the financial statements, and to adequately safeguard, verify and maintain accountability of assets, and to prevent and detect misstatement and loss. Nothing has come to the attention of the directors to indicate that any material breakdown in the functioning of these controls, procedures and systems has occurred during the year under review.

3.   Basis of accounting

     The company's ability to continue as a going concern is dependant on a number of factors. The most significant of these is the resumption of profitable operations and the continuation of existing levels of finance from the shareholder until the company is able to meet its obligations in the ordinary course of business.

     Based on the above, the directors have developed and are implementing plans that they believe will enable the company to continue as a going concern for the foreseeable future. The financial statements have thus continued to adopt the going concern principle.

4.   Dividends

     The dividends already declared and paid to members during the period are as reflected in the attached statement of changes in equity.

5.   Share capital

     There were no changes in the authorised and issued share capital of the company during the accounting period under review.

6.   Subsequent events

     There have been no facts or circumstances of a material nature that have occurred between the accounting date and the date of this report.

IRCA (PROPRIETARY) LIMITED
REPORT OF THE DIRECTORS
for the year ended 30 June 2003


7.   Directors

     The directors of the company during the accounting period and up to the date of this report were as follows:

8.   Subsidiaries

     Details relating to subsidiaries have been disclosed in note 5 of these annual financial statements.

IRCA (PROPRIETARY) LIMITED

BALANCE SHEET
as at 30 June 2003

                                               Group                    Company
                                        2003         2002        2003         2002
                              Note        R            R           R            R
Assets
Non-current assets                   25 612 285   22 958 379  21 375 564   19 477 266
Property, plant and equipment     3   6 680 687    5 717 472   3 506 901    2 685 966
Intangible assets                 4  13 633 703   14 042 161   1 692 295    2 256 393
Deferred tax                     13   3 746 026    2 546 954   3 765 044    2 492 107
Investment in subsidiaries        5           -            -  12 401 324   12 032 800
Investment in associates          6     500 571      301 392      10 000       10 000
Investments                       7     540 480      350 400           -            -
Loans receivable                  8     510 818            -           -            -
                                    -----------  ----------- -----------  -----------
Current assets                       21 996 120   22 014 742  16 160 983   16 018 941
Inventories                             207 174      238 179     207 174      238 179
Trade and other receivables          20 101 630   20 211 352  15 676 924   15 345 821
Loans receivable                          3 593            -           -            -
Bank balances                         1 683 723    1 565 211     276 885      434 941
                                    -----------  ----------- -----------  -----------
Total assets                         47 608 405   44 973 121  37 536 547   35 496 207
                                    ===========  =========== ===========  ===========
Equity and liabilities
Capital and reserves              6     653 410    8 817 135   4 907 257    8 475 390
Issued capital                    9  17 716 144   17 716 144  17 716 144   17 716 144
Non-distributable reserve        10     881 693      361 026           -            -
Accumulated loss                   (13 186 169) (10 525 036)(12 808 887)  (9 240 754)
Minority interest in subsidiaries     1 241 742    1 265 001           -            -

Non-current liabilities              29 552 341   11 247 093  26 099 371    6 682 808
Shareholder's loan               11  26 288 155            -  25 636 840            -
Borrowings                       12   3 264 186   11 247 093     462 531    6 682 808

Current liabilities                  11 402 655   24 908 893   6 529 919   20 338 009
Taxation                              1 516 373      589 547      27 888       45 945
Trade and other payables              8 381 457   19 682 439   6 278 926   16 605 271
Current portion of borrowings    12   1 106 069    3 350 114           -    2 400 000
Bank overdraft                   15     175 651      919 235           -      919 235
Dividend                         16     223 105      367 558     223 105      367 558
                                    -----------  ----------- -----------  -----------
Total equity and liabilities         47 608 406   44 973 121  37 536 547   35 496 207
                                    ===========  =========== ===========  ===========

IRCA (PROPRIETARY) LIMITED


INCOME STATEMENT
for the year ended 30 June 2003

                                               Group                    Company
                                        2003         2002        2003         2002
                              Note        R            R           R            R

Gross revenue                        70 681 058   54 555 665  49 895 970   40 960 296
Cost of sales                         1 318 209    1 658 818           -            -
                                    -----------  ----------- -----------  -----------
Gross profit                         69 362 849   52 896 847  49 895 970   40 960 296
Other income                          1 548 032    1 184 577     191 960       89 764
Operating costs                      69 957 924   53 280 767  52 069 364   41 254 414
Net (profit)/Loss on
 disposal of subsidiaries                78 547      239 281   (191 960)      400 450
                                    -----------  ----------- -----------  -----------
Operating profit                 17     874 410      561 376 (1 789 474)    (604 804)

Interest received                       282 928      535 137       8 083      102 417
Finance costs                    20 (3 183 515)  (1 714 379) (2 557 396)  (1 375 932)
                                    -----------  ----------- -----------  -----------
Loss before taxation                (2 026 177)    (617 866) (4 338 787)  (1 878 319)
Taxation                         21   (221 271)      418 163 (1 217 084)    (376 745)
                                    -----------  ----------- -----------  -----------
Loss after taxation                 (1 804 906)  (1 036 029) (3 121 703)  (1 501 574)
Attributable to minority
  shareholders                          409 797      486 290           -            -
                                    -----------  ----------- -----------  -----------
Loss attributable to
  ordinary shareholders             (2 214 703)  (1 522 319) (3 121 703)  (1 501 574)
                                    ===========  =========== ===========  ===========










IRCA (PROPRIETARY) LIMITED

STATEMENT OF CHANGES IN EQUITY
for the year ended 30 June 2003

Group
                                                         Non
                            Share        Share Distributable Accumulated
                          capital      premium       reserve        loss        Total
                            R            R             R           R            R
Balance at 01 July 2001 3 998 457   13 745 414       311 526 (8 698 263)    9 357 134
Change in accounting
 policy as per note 2.2                                           63 104       63 104
                         ------------------------------------------------------------
Restated balance        3 998 457   13 745 414       311 526 (8 635 159)    9 420 238
Net loss for the year                                        (1 522 319)  (1 522 319)
Dividends                                                      (367 558)    (367 558)
Reversal of revaluation
 of intellectual property                          (307 125)                (307 125)
Currency translation
 differences                                         356 625                  356 625
Stamp duties written-off              (27 727)                               (27 727)
                         ------------------------------------------------------------
Balance at 01 July 2002 3 998 457   13 717 687       361 026(10 205 428)    7 871 742
Change in accounting
 policy as per note 2.2                                        (319 608)    (319 608)
Restated balance        3 998 457   13 717 687       361 026(10 525 036)    7 552 134
Net loss for the year                                        (2 214 703)  (2 214 703)
Dividends                                                      (446 430)    (446 430)
Surplus on revaluation
 of laboratory equipment                              41 541                   41 541
Currency translation
 differences                                         479 126                  479 126
                         ------------------------------------------------------------
Balance at 30 June 2003 3 998 457   13 717 687       881 693(13 186 169)    5 411 668

Company

                                          Share        Share Accumulated
                                        capital      premium        loss        Total
                                           R            R           R            R
Balance at 01 July 2001               3 998 457   13 745 414 (7 884 220)    9 859 651
Change in accounting policy
 as per note 2.2                                                512 598       512 598
                                     ------------------------------------------------
Restated balances                     3 998 457   13 745 414 (7 371 622)   10 372 249
Net loss for the year                                        (1 501 574)  (1 501 574)
Dividends                                                      (367 558)    (367 558)
Stamp duties written-off                            (27 727)                 (27 727)
                                     ------------------------------------------------
Balance at 01 July 2002               3 998 457   13 717 687 (9 240 473)    7 898 671
Change in accounting policy
 as per note 2.2                                                 576 719      576 719
                                     ------------------------------------------------
Restated balance                      3 998 457   13 717 687 (9 240 754)    8 475 390
Net loss for the year                                        (3 121 703)  (3 121 703)
Dividends                                                      (446 430)    (446 430)
                                     ------------------------------------------------
Balance at 30 June 2003               3 998 457   13 717 687(12 808 887)    4 907 257
                                     ------------------------------------------------

                                     7
IRCA (PROPRIETARY) LIMITED

CASH FLOW STATEMENT
for the year ended 30 June 2003

                                               Group                    Company
                                        2003         2002        2003         2002
                              Note        R            R           R            R
Cash flows from
 operating activities              (11 086 947)  (1 695 700)(13 823 978)  (1 095 104)
Cash utilised in operating
 activities                    24.1 (7 345 363)    (106 733)(10 609 872)      178 411
Interest received                        83 789      243 745       8 083      102 417
Interest paid                       (3 183 515)  (1 714 379) (2 557 396)  (1 375 932)
Dividends paid                 24.2   (590 883)            -   (590 883)            -
Taxation refunded/(paid)       24.3      22 935    (118 333)           -            -
Secondary tax on companies
 paid                          24.4    (73 910)            -    (73 910)            -

Cash flows from investing
 activities                         (4 178 941)  (4 218 658) (2 431 406)  (2 245 224)

EXPENDITURE TO MAINTAIN
OPERATING CAPACITY
 Proceeds of disposals of
  property, plant and equipment         774 909            -     273 279       86 837

 Proceeds of disposals of
  subsidiaries                                -           50           -           50

EXPENDITURE FOR EXPANSION
 Property, plant and equipment
  acquired                          (3 864 413)  (2 621 240) (2 704 685)  (1 711 400)
Intangible assets acquired            (899 357)            -           -            -
Subsidiaries acquired                         -  (1 442 376)           -    (610 711)

Investment in associate                       -     (10 000)           -     (10 000)
Investments                           (190 080)    (145 092)           -            -

CASH FLOWS FROM
FINANCING ACTIVITIES                 16 127 985    4 537 825  17 016 563    1 872 166

Decrease in share premium                     -       27 727           -     (27 727)

Loans raised                         26 288 155    4 510 098  25 636 840    1 899 893

Loans repaid                       (10 160 170)            - (8 620 277)            -
                                    -----------  ----------- -----------  -----------
Increase/(decrease) in cash
 and cash equivalents                   862 097  (1 376 533)     761 179  (1 468 162)

Cash and cash equivalents at
 beginning of the year         24.6     645 976    2 022 509   (484 294)      983 868
                                    -----------  ----------- -----------  -----------
Cash and cash equivalents at
 end of the year               24.6   1 508 073      645 976     276 885    (484 294)
                                    -----------  ----------- -----------  -----------


IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

1    Basis of preparation

     The financial statements are prepared in accordance with South African Statements of Generally Accepted Accounting Practice. The financial statements are prepared under the historical cost convention as modified by the revaluation of certain property, plant and equipment, marketable securities and investment properties.

     Unless otherwise specifically stated, the accounting policies adopted in the preparation of these financial statements are consistent with those of the previous year.

1.1  Revenue recognition

     Revenue is recognised upon delivery of products and acceptance by customer, or performance of services, net of Value Added Tax and discounts.

1.2  Basis of consolidation

     The consolidated financial statements include those of the holding company and of its subsidiaries. The results of all other subsidiaries are included from the dates effective control was acquired and up to the dates effective control ceased. Intra-group sales and profits are eliminated fully on consolidation.

1.3  Associates

     An associate is an enterprise in which the investor has significant influence and which is neither a subsidiary nor a joint venture of the investor.

     Interests in associates are carried at cost, except where there is a permanent decline in value in which case they are written down.

     The share of associated retained earnings and reserves is generally determined from the associate's latest audited financial statements but, in some instances, unaudited interim results are used. Dividends received from associates are included in income from investments.

     Where the group's share of losses of an associate exceeds the carrying amount of the associate, the associate is carried at nil. Additional losses are only recognized to the extent that the group has incurred obligations or made payments on behalf of the associate.

1.4  Investments

     Non-current investments excluding marketable securities are shown at cost and adjustments are made only where, in the opinion of the directors, the investment is impaired. Where an investment has been impaired, it is recognised as an expense in the period in which the impairment is identified.





IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

1.5  Property, plant and equipment

     All property, plant and equipment are initially recorded at cost.

     Depreciation is calculated on the straight-line method to write off the cost of each asset, or the revalued amounts, to their residual values over their estimated useful lives. The depreciation rates applicable to each category of property, plant and equipment are as follows:

     Motor vehicles                                     20 %
     Furniture and fittings                             10 %
     Software development cost                          33 %
     Office equipment                                   20 %
     Software and electronic equipment                  33 %
     Leasehold improvements                             20 %

     Where the carrying amount of an asset is greater than its estimated recoverable amount, it is written down immediately to its recoverable amount (i.e. impairment losses are recognised).

     Gains and losses on disposal of property, plant and equipment are determined by reference to their carrying amount and are taken into account in determining operating profit.

1.6  Intangible assets

     Expenditure on acquired patents, trademarks and licenses is capitalized and amortized using the straight-line method over their useful lives. Intangible assets are not revalued. The carrying amount of each intangible asset is reviewed annually and adjusted for impairment where it is considered necessary.

     The difference between the fair value of the consideration paid and the fair value of net tangible assets of subsidiaries at the date of acquisition is charged or credited to goodwill arising on consolidation. Goodwill is amortized over a period of 20 years. In the event of a permanent impairment in the value of a subsidiary, the relevant unamortised balance is written off.

     The amortisation rates applicable to each category of intangible assets is as follows:

     Goodwill on business units acquired                20 %
     Goodwill on consolidation                           5 %
     Patents and trademarks purchased                   10 %



IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

1.7  Leased assets

     Leases of property, plant and equipment where the company assumes substantially all the benefits and risks of ownership are classified as finance leases. Finance leases are capitalised at the estimated present value of the underlying lease payments. Each lease payment is allocated between the liability and finance charges to achieve a constant rate on the finance balance outstanding. The corresponding rental obligations, net of finance charges, are included in other long-term payables. The interest element of the finance charge is charged to the income statement over the lease period. The property, plant and equipment acquired under finance leasing contracts are depreciated over the useful life of the assets.

     Leases of assets under which all the risks and benefits of ownership are effectively retained by the lessor are classified as operating leases. Payments made under operating leases are charged to the income statement on a straight-line basis over the period of the lease.

1.8  Inventories

     Long-term contracts in progress are valued at cost, comprising direct expenditure and attributable overheads, together with a proportion of the estimated total profit earned on the work completed to date, less progress payments received and receivable. Provision is made for all losses expected to arise on completion of the contracts.

     Inventories are stated at the lower of cost and net realisable value. Cost is determined on a first in, first out basis and includes transport and handling costs. Where necessary, provision is made for obsolete, slow moving and defective inventories.

1.9  Taxation

     Deferred taxation is provided at legislated future rates using the balance sheet liability method. Full provision is made for all temporary differences between the tax base of an asset or liability and its balance sheet carrying amount.

     No deferred tax liability is recognised in those circumstances where the initial recognition of an asset or liability has no impact on accounting profit or taxable income.

     Assets are not raised in respect of the deferred taxation on assessed losses unless it is probable that future taxable profits will be available against which the deferred tax asset can be realised in the foreseeable future.

     Secondary Taxation on Companies is provided in respect of expected dividend payments net of dividends received or receivable and is recognised as a taxation charge for the year.


IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

1.10 Research and development expenditure

     Research and development expenditure, including the design and production of prototypes of new models, is written off as incurred. Development expenditure is charged to operating profit in the period in which it is incurred until all recognised asset recognition criteria are met. Thereafter all direct costs and an appropriate portion of overhead costs incurred in bringing the product to a marketable state are capitalised. Capitalised development costs are amortized based on the estimated unit sales over the life cycle of the product, commencing when the product is available for general release to customers; the amortisation period does not exceed 3 years.

1.11 Provisions

     Provisions are recognised when the company has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate of the amount of the obligation can be made.

     The company recognizes the estimated liability on all products still under warranty at the balance sheet date. This provision is calculated based on service histories. Employee entitlements to annual leave and long service leave are recognised when they accrue to employees. A provision is made for the estimated liability for annual leave and long-service leave as a result of services rendered by employees up to the balance sheet date.

1.12 Employee benefits

     Defined contribution plans

     Contributions to a defined contribution plan in respect of service in a particular period are recognised as an expense in that period.

1.13 Translation of foreign currencies

     Transactions

     Foreign currency transactions are recorded, on initial recognition in Rand, by applying to the foreign currency amount the exchange rate between the Rand and the foreign currency at the date of the transaction.

     At each balance sheet date:

     (a) foreign currency monetary items are reported using the closing rate,

     (b) non-monetary items, which are carried in terms of historical cost denominated in a foreign currency, are reported using the exchange rate at the date of the transaction, and

     (c) non-monetary items which are carried at fair value denominated in a foreign currency are reported using the exchange rates that existed when the values were determined.

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

     Exchange differences arising on the settlement of monetary items or on reporting an enterprise's monetary items at rates different from those at which they were initially recorded during the period, or reported in previous financial statements, are recognised as income or expenses in the period in which they arise.

     Net investment in a foreign entity

     Exchange differences arising on a monetary item that, in substance, forms part of the net investment in a foreign entity are classified as equity in the financial statements until the disposal of the net investment, at which time they are recognised as income or expenses.

     Foreign entities

     In translating the financial statements of a foreign entity for incorporation in the financial statements, the following procedures are used:

     (a) The assets and liabilities, both monetary and non-monetary, of the foreign entity are translated at the closing rate.

     (b) Income and expense items of the foreign entity are translated at exchange rates at the dates of the transactions.

     (c) All resulting exchange differences are classified as equity until the disposal of the net investment.

1.14 Financial instruments

     Financial instruments carried on the balance sheet include cash and bank balances, investments, receivables, trade creditors, leases and borrowings. The particular recognition methods adopted are disclosed in the individual policy statements associated with each item.

1.15 Comparative figures

     Comparative figures are regrouped or restated where necessary in accordance with current year classifications.

2.   Changes in accounting policy

     2.1  Investments

     The goodwill paid on investments in subsidiaries are no longer being amortised by the holding company. Investment in subsidiaries are now stated at cost less any impairment on the investments.

2.2  Retained profits at beginning of year

     The effect of the change in accounting policy referred to in 2.1 on retained profits at the beginning of the year has been as follows:

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

                                                 Group                   Company

                                           2002         2001        2002         2001

                                              R            R           R            R
  - Accumulated loss as
     previously reported           (10 205 428)  (8 698 263) (9 817 473)  (7 884 220)

  - Prior year adjustment
     relating to years before 2002       63 104       63 104     512 599      512 599

  - Restatement of 2002 results         181 386            -     628 217            -

  - Amortisation of intangible
     assets                           (564 098)            -   (564 098)            -
                                    -----------  ----------- -----------  -----------
  Restated retained earnings       (10 525 036)  (8 635 159) (9 240 755)  (7 371 621)
                                    ===========  =========== ===========  ===========

The effect on the group's balance sheet is as follows:

                                                         Net         Tax        Total

  - Decrease in value of consolidation
     goodwill                            - 2002  (2 565 975)           -  (2 565 975)
                                                 =========== ===========  ===========
  - Increase in value of intangible
     assets                              - 2002    2 256 393           -    2 256 393
                                                 =========== ===========  ===========

The effect on the company's balance sheet is as follows:

                                                         Net         Tax        Total
  - Decrease in value of investments     - 2002  (2 820 491)           -  (2 820 491)

  - Increase in value of intangible
     assets                              - 2002    2 256 393           -    2 256 393


IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

3.   Property, plant and equipment

Group

                                    2003                             2002
                             Accumulated                      Accumulated
                       Cost/      Depre-   Carrying      Cost/    deprec-    Carrying
                   valuation     ciation      value  valuation     iation       value
Owned assets -
 Land and
  buildings                -           -          -    416 388          -     416 388
 Laboratory
  equipment        3 898 562   1 791 750  2 106 812  3 476 072  1 601 214   1 874 858
 Motor vehicles      363 146     290 840     72 306    519 266    463 690      55 576
 Furniture and
  fittings           660 081     331 273    328 808    604 608    280 854     323 754
 Software
  development
  cost             3 204 169   1 947 233  1 256 936  2 375 267  1 193 451   1 181 816
 Office equipment    887 820     631 447    256 373    749 110    555 782     193 328
 Computer equipment   54 962       5 130     49 832      1 053        211         842
 Computer software
  and electronic
  equipment        2 431 280   1 165 523  1 265 757  1 912 388    702 536   1 209 852
 Leasehold
  improvements       322 278     198 039    124 239    264 423    171 069      93 354
                   ------------------------------------------------------------------
                  11 822 298   6 361 235  5 461 063 10 318 575  4 968 807   5 349 768
                   ------------------------------------------------------------------

                                    2003                             2002
                             Accumulated                      Accumulated
                       Cost/      Depre-   Carrying      Cost/    deprec-    Carrying
                   valuation     ciation      value  valuation     iation       value

Owned assets -
Instalment sale
agreement
 Laboratory
  equipment                -           -          -    250 000    112 500     137 500
 Motor vehicles      236 235      53 077    183 158    236 234      6 030     230 204
 Office equipment    336 322      33 632    302 690          -          -           -
 Computer software
  and electronic
  equipment          906 813     173 037    733 776          -          -           -
                   ------------------------------------------------------------------
                   1 479 370     259 746  1 219 624    486 234    118 530     367 704
                   ------------------------------------------------------------------
                  13 301 668   6 620 981  6 680 687 10 804 809  5 087 337   5 717 472
                   ------------------------------------------------------------------

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

The carrying amounts of property, plant and equipment can be reconciled as follows:

                    Carrying
                    Value at                                                 Carrying
                   beginning                                                   value
                          of           Reclassified                Depre-     at end
                        Year   Additions         on  Disposals    ciation    of year
                           R           R          R          R          R           R
Owned assets
 Land and
  buildings          416 388           -          -  (416 388)          -           -
 Laboratory
  equipment        1 874 858     597 491          -   (49 309)  (316 228)   2 106 812
 Motor vehicles       55 576      45 000          -    (7 181)   (21 089)      72 306
 Furniture and
  fittings           323 754      63 822          -          -   (58 768)     328 808
 Software
  development cost 1 181 816     828 904          -          -  (753 784)   1 256 936
 Office equipment    193 328     108 426          -     41 032   (86 413)     256 373
 Computer equipment      842           -     53 910          -    (4 920)      49 832
 Computer software
  and electronic
  equipment        1 209 852     971 191   (78 689)  (278 899)  (557 698)   1 265 757
 Leasehold
  improvements        93 354      57 855          -          -   (26 970)     124 239

                   5 349 768   2 672 689   (24 779)  (710 745)(1 825 870)   5 461 063
                   ==================================================================

                    Carrying
                    Value at                                                 Carrying
                   beginning                                                   value
                          of           Reclassified               Depre-      at end
                        Year   Additions         on  Disposals    ciation    of year
                           R           R          R          R          R           R
Owned assets -
 Instalment sale
 agreement
 Laboratory
  equipment          137 500           -          -  (137 500)          -           -
 Motor vehicles      230 204           -          -          -   (47 046)     183 158
 Office equipment          -     336 322          -          -   (33 632)     302 690
 Computer software
  and electronic
  equipment                -     855 402     78 689   (25 759)  (174 556)     733 776
                     367 704   1 191 724     78 689  (163 259)  (255 234)   1 219 624

                   5 717 472   3 864 413     53 910  (874 004)(2 081 104)   6 680 687
                   ==================================================================

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003


Company
                                    2003                             2002
                             Accumulated                      Accumulated
                       Cost/      Depre-   Carrying      Cost/     Depre-    Carrying
                   valuation     ciation      value  valuation    ciation       value
                           R           R          R          R          R           R
Owned assets
 Motor vehicles        4 000       1 800      2 200      4 000      1 000       3 000
 Furniture and
  fittings           561 066     284 152    276 914    547 290    241 861     305 429
 Software
  development cost 3 203 421   1 947 150  1 256 271  2 375 267  1 193 451   1 181 816
 Computer software
  and electronic
  equipment        2 200 560     962 820  1 237 740  1 686 291    490 570   1 195 721
                   ==================================================================
                   5 969 047   3 195 922  2 773 125  4 612 848  1 926 882   2 685 966
                                    2003                             2002
                             Accumulated                      Accumulated
                       Cost/      Depre-   Carrying      Cost/     Depre-    Carrying
                   valuation     ciation      value  valuation    ciation       value
                           R           R          R          R          R           R
Owned assets -
 Instalment sale
 agreement
 Computer software
  and electronic
  equipment          906 813     173 037    733 776          -          -           -

                   6 875 860   3 368 959  3 506 901  4 612 848  1 926 882   2 685 966

The carrying amounts of property, plant and equipment can be reconciled as follows:

                    Carrying
                    Value at                                                 Carrying
                   beginning                                                   value
                          of                      Reclassified     Depre-     at end
                        Year   Additions         on  Disposals    ciation    of year
                           R           R          R          R          R           R
Owned Assets -
Installment
sale agreement
 Computer software
  and electronic
  equipment               -      855 402     78 689   (25 759)  (174 556)     733 776
                   ------------------------------------------------------------------
                   2 685 966   2 704 685          -  (346 355)(1 537 395)   3 506 901
                   ==================================================================

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

4.         Intangible assets

Group

                                    2003                             2002
                             Accumulated                      Accumulated
                       Cost/      Depre-   Carrying      Cost/     Depre-    Carrying
                   valuation     ciation      value  valuation    ciation       value
                           R           R          R          R          R           R
 Goodwill on
  business units
  acquired         3 653 190   1 183 710  2 469 480  2 820 491    564 098   2 256 393
 Consolidation
  goodwill        10 824 327   1 498 293  9 326 034 10 732 183    963 108   9 769 075
 Patents and
  trademarks
  purchased        2 666 742     828 553  1 838 189  2 666 742    650 049   2 016 693
                   ------------------------------------------------------------------
                  17 144 259   3 510 556 13 633 703 16 219 416  2 177 255  14 042 161


The carrying amounts of intangible assets can be reconciled as follows:

                                      Carrying
                                      value at                               Carrying
                                  beginning of                           value at end
                                          year   Additions  Amortisation      of year
 Goodwill on business units
  acquired                           2 256 393     832 698     (619 611)    2 469 480
 Consolidation goodwill              9 769 075      66 659     (509 700)    9 326 034
 Patents and trademarks
  purchased                          2 016 693           -     (178 504)    1 838 189
                                   --------------------------------------------------
                                    14 042 161     899 357   (1 307 815)   13 633 703

Company

                                  2003                               2002
                           Accumulated                        Accumulated
                      Cost/     Depre-    Carrying      Cost/      Depre-    Carrying
                  valuation    ciation       value  valuation     ciation       value
                          R          R           R          R           R           R

Goodwill on
business units
acquired          2 820 491  1 128 196   1 692 295  2 820 491     564 098   2 256 393



IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

The carrying amounts of intangible assets can be reconciled as follows:

                                                  Carrying
                                                  value at                   Carrying
                                              beginning of               value at end
                                                      year   Amortisation     of year
                                                         R              R           R
Goodwill on business units acquired              2 256 393      (564 098)   1 692 295



                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R
5.   Investment in subsidiaries

     Shares at cost                           -            -  13 137 019   13 644 582
     Loans to subsidiaries                    -            -     474 176      435 120
     International Risk Control
      Australia (Pty) Ltd                     -            -     329 761      388 299
     Chemtaur (Pty) Ltd                       -            -     144 415       46 821
                                    -----------  ----------- -----------  -----------
                                    -----------  ----------- -----------  -----------
                                              -            -  13 611 195   14 079 702

  Less:
     Loans from subsidiaries                  -            -   1 209 871    2 046 902
     Business System & Metrics
     (Pty) Ltd                                -            -     914 482      914 482
     Poltech (Pty) Ltd                        -            -       4 771      841 802
     Netrisk (Pty) Ltd                        -            -     290 618      290 618
                                    -----------  ----------- -----------  -----------
                                              -            -  12 401 324   12 032 800
                                    ===========  =========== ===========  ===========

Loans from and to subsidiaries are unsecured and not subject to any fixed terms of repayment. No interest is charged by subsidiaries at present but these arrangements are subject to revision from time to time.

The aggregate amounts owing by and to subsidiaries, including the loans above and current accounts, are as follows:

  Owing by subsidiaries               7 069 666    5 566 312     475 726      436 669
                                    ===========  =========== ===========  ===========
  Owing to subsidiaries               6 418 361    9 474 865   1 822 049    2 337 383
                                    ===========  =========== ===========  ===========
Interest in subsidiaries

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

                                  Issued
                                   Share                    Percentage
                                 Capital          holding               Shares at cost
                                              2003      2002        2003         2002
                                       R         %         %           R            R
International Loss Control
 Africa (Pty) Ltd                  2 000       100       100           -            -
Occupational Health Africa
 (Pty) Ltd                            10       100       100           -            -
Business Systems & Metrics
 (Pty) Ltd                           100       100       100     914 483      914 483
International Risk Control
 Australia (Pty) Ltd                   1        60        60     625 399      625 399
International Risk Control
 America Inc.                      8 000       100        70   4 127 972    4 127 972
Poltech (Pty) Ltd                    120         -       100           -    7 378 566
Netrisk (Pty) Ltd                    120       100       100     290 518      290 518
International Loss Control
 Africa (Pty) Ltd                  2 000       100       100          10           10
International Occupational
 Health Africa (Pty) Ltd              10       100       100     210 000      210 000
Chemtaur Technologies (Pty) Ltd      200         -        75   6 968 636    6 968 637
                                                             -----------  -----------
                                                              13 137 019   13 644 582
                                                             ===========  ===========

                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R
6.   Investment in associates
     Associates                         500 571      301 392      10 000       10 000

     Equity accounted
     BSI Quality Services (Pty) Ltd

     40% interest in unlisted shares of BSI Quality Services (Pty) Ltd, a company involved in quality testing laboratories.

     Carrying value of investment:

     Shares at cost                      10 000       10 000      10 000       10 000

     Retained earnings since
     acquisition                        490 531      291 392           -            -
                                    -----------  ----------- -----------  -----------
                                        500 531      301 392      10 000       10 000
                                    ===========  =========== ===========  ===========

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

Summary financial information of BSI Quality Services (Pty) Ltd

                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R
Assets
  Non current                           340 951      422 049           -            -
  Current                             4 635 763    4 015 543           -            -
                                    -----------  ----------- -----------  -----------
                                      4 976 714    4 437 592           -            -
                                    ===========  =========== ===========  ===========
Equity and liabilities
  Equity and reserves                 2 736 327    2 238 478           -            -
  Non current liabilities               114 129      113 859           -            -
  Current liabilities                 2 126 258    2 085 255           -            -
                                    -----------  ----------- -----------  -----------
                                      4 976 714    4 437 592           -            -
                                    ===========  =========== ===========  ===========
Turnover                             10 246 657    5 637 184           -            -
                                    ===========  =========== ===========  ===========
Net profit                              497 849      728 480           -            -

Babu's Laboratory Services (Pty) Ltd

40% interest in unlisted shares of Babu's Laboratory Services (Pty) Ltd, a company involved in laboratory services.

Carrying value of investment:
  Shares at cost                             40            -           -            -
                                    ===========  =========== ===========  ===========
Summary financial information of Babu's Laboratory Services (Pty) Ltd

Assets
  Non current                           224 250            -           -            -
  Current                                     -            -           -            -
                                    -----------  ----------- -----------  -----------
                                        224 250            -           -            -
                                    ===========  =========== ===========  ===========
Equity and liabilities
  Equity and reserves                 (286 568)            -           -            -
  Non current liabilities               510 818            -           -            -
  Current liabilities                         -            -           -            -
                                    -----------  ----------- -----------  -----------
                                        224 250            -           -            -
                                    ===========  =========== ===========  ===========
Turnover                                      -            -           -            -
                                    ===========  =========== ===========  ===========
Net loss                              (239 213)            -           -            -
                                    ===========  =========== ===========  ===========
7.   Investments
     Momentum Endowment Policy          540 480      350 400           -            -
                                    ===========  =========== ===========  ===========
     The guaranteed amount of the
     policy is R 640 720 payable
     on 1 January 2005.

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R
8.   Loans receivable
     Babu's Laboratory Services
     (Pty) Ltd                          510 818            -           -            -
                                    ===========  =========== ===========  ===========
The loan is unsecured, bears no interest and has no fixed term of repayment.

9.   Issued capital
     Authorised
     - 200 000 Ordinary shares of
     10 cent each                        20 000       20 000      20 000       20 000

     - 20 000 Redeemable Preference
     shares of 1 cent each with a
     preference dividend rate of
     67% of the prime interest rate.        200          200         200          200
                                    ===========  =========== ===========  ===========
Issued
     -134 569 Ordinary shares of 10
     cent each                           13 457       13 457      13 457       13 457
     -3 985 Redeemable Preference
     shares of 1 cent each                   40           40          40           40

Share premium
     - Redeemable preference shares   3 984 960    3 984 960   3 984 960    3 984 960
     - Ordinary shares               13 717 687   13 717 687  13 717 687   13 717 687
                                    -----------  ----------- -----------  -----------
                                     17 716 144   17 716 144  17 716 144   17 716 144
                                    ===========  =========== ===========  ===========
The 3 985 redeemable preference shares may be redeemed at the company's option, at a premium of R 999.99 per share.

10.  Non-distributable reserve
     Balance at beginning of year       361 026      311 526           -            -
     Movement during year:
     -Surplus arising from
     revaluation of laboratory
     equipment.                          41 541    (307 125)           -            -
     -Currency translation
     differences                        479 126      356 625           -            -
                                    -----------  ----------- -----------  -----------
     Balance at end of year             881 693      361 026           -            -
                                    ===========  =========== ===========  ===========
     Comprising:
     Surplus arising from
      revaluation of laboratory
      equipment.                         41 541            -           -            -
     Currency translation
      differences                       840 152      361 026           -            -
                                    -----------  ----------- -----------  -----------
                                        881 693      361 026           -            -
                                    ===========  =========== ===========  ===========

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R
11.  Shareholder's loan
     IRCA Investments (Pty) Ltd      26 288 155            -  25 636 840            -
                                    ===========  =========== ===========  ===========

The loan is unsecured,has no fixed terms of repayment and a portion of the loan bears interest at a rate of prime + 2%.

12.  Borrowings
     Nedcor loan                      1 026 053    1 621 216           -            -
     Mortgage Bond                    2 637 600    2 867 425           -            -
     Instalment sale agreements       1 021 966      232 788     777 896            -
     Glenrand MIB Limited                     -    9 875 777           -    9 082 808
                                    -----------  ----------- -----------  -----------
                                      4 685 619   14 597 206     777 896    9 082 808

     Less: Current portion included
     in:
     - Trade and other payables       (315 365)            -   (315 365)            -
     - Current portion of borrowings(1 106 068)  (3 350 113)           -  (2 400 000)
                                    -----------  ----------- -----------  -----------
                                      3 264 186   11 247 093     462 531    6 682 808
                                    ===========  =========== ===========  ===========

     The Nedcor loan bears interest at 10% per annum and is repayable in monthly instalments of R 42 794 commencing 1 April 2002. Secured by laboratory equipment with a book value of R 1 857 544 (2002 - R 1 800
     905)

     The mortgage bond is a secured loan bearing interest at 13.45% per annum repayable in monthly instalments of R 55 771 commencing 1 March 2002.

     Secured as follows:

     A first mortgage bond over portion 316 of the Farm The Willows No. 340 for an amount of R 1 000 000; a first mortgage bond by SJD Nel over Erf 3602 Randpark Ridge Ext. 54 for an amount of R 650 000; a first mortgage bond by SJ Van Rensburg over Erf 3417 Eldoraigne Ext. 32 for an amount of R 800 000; a first mortgage bond by PD Van Dyk over Erf
     1018 Ext 2 for an amount of     R 100 000; a first mortgage bond by D
     Bakker over portion 3 of Erf 1746 Highveld Ext 7 for an amount of R 1 200 000; cession of a life insurance policy in the name of SJD Nel for
     an amount of   R 200 000; cession of homeowners insurance and SASRIA
     policy for replacement value of improvements on any property mortgaged; cession of a cash investment of R 100 000 by SJD Nel; suretyship by SJD Nel, DM Van Dyk, D Bakker, M Bakker, J van Rensburg, PD van Dyk, SF Van Rensburg and WA Lombard

     Liabilities under instalment sale agreements are payable over periods from 1 to 3 years at effective interest rates ranging from 16% to 17% per annum. Secured by property plant and equipment as per note 2.

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R
13.  Deferred tax
     Balance at beginning of year     2 546 954    2 069 417   2 492 107    2 069 417

     Movements during year
     attributable to:
     - Temporary differences            318 001     (10 593)     391 956      246 840
     - Tax losses                       881 071      175 850     880 981      175 850
     - Acquired                               -      312 280           -            -
                                    -----------  ----------- -----------  -----------
     Balance at end of year           3 746 026    2 546 954   3 765 044    2 492 107
                                    ===========  =========== ===========  ===========
The balance comprises:
     - Capital allowances             (264 295)            -           -            -
     - Provisions                       269 898      324 725      24 621      269 898
                                    -----------  ----------- -----------  -----------
     - Tax losses                     3 675 679    2 222 209   3 675 679    2 222 209
                                    ===========  =========== ===========  ===========
                                      3 681 282    2 546 934   3 700 300    2 492 107
                                    ===========  =========== ===========  ===========

14.  Employee benefits

     Pensions

     Defined contribution retirement plan

     It is the policy of the company to provide retirement benefits to all its employees. A number of defined contribution provident funds, all of which are subject to the Pensions Fund Act exist for this purpose. All the schemes are funded both by member and by company contributions, which are charged to the income statement as they are incurred. The total company contribution to such schemes in 2003 was R1 670 125 (2002: R1 792 739). The total group contribution to such schemes in 2003 was R 3 167 412 (2002: R1 792 739).

15.  Bank overdraft

     The banking facilities of one of the company's subsidiaries, Inspectorate M&L (Pty) Ltd is secured by a cession of book debts and the Momentum endowment policy.

16.  Dividends

     Cumulative preference dividend of

R 22.32 per share                               446 430   367 558   446 430   367 558
                                              ========= ========= ========= =========
Comprising:
Dividends paid                                  223 325         -   223 325         -
Dividends provided as payable in cash           223 105   367 558   223 105   367 558
                                              --------- --------- --------- ---------
                                                446 430   367 558   446 430   367 558
                                              ========= ========= ========= =========

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R
17.  Operating profit
     Operating profit is stated after:

     Income
     Income from subsidiaries         1 071 003      118 761   1 071 003            -
     -Interest                                -      118 761           -            -
     -Administration fees             1 071 003            -   1 071 003            -
     Profit on foreign exchange               -      104 236           -       89 764

     Expenditure
     Auditors' remuneration             390 540      382 006     210 749      149 529
     -Audit fee                         290 060      382 006      98 586      149 529
     -Prior year under-provision        100 480            -     112 163            -

     Depreciation                     3 388 918    2 548 299   2 101 370    1 609 910
     -Property, plant and equipment   2 081 103    1 286 648   1 537 272    1 045 812
     -Amortisation of intangible
      assets                          1 307 815    1 261 651     564 098      564 098
     Lease rentals                    3 314 891    2 058 020   1 569 200    1 144 296
     -Premises                        1 944 045    1 148 539     680 942      531 898
     -Motor vehicles                     80 979      138 352           -            -
     -Equipment                       1 289 867      771 129     888 258      612 398

     Loss on disposals of property,
      plant and equipment                99 095       52 776      73 076       37 603
     Loss on foreign exchange            32 791            -      74 095            -
                                                 =========== ===========  ===========
18.  Director's emolumentsEmoluments received

     Directors - executive
     -In connection with the
      affairs of the company or its
      subsidiaries                    3 564 527    6 124 802   3 232 564    5 840 776
                                    ===========  =========== ===========  ===========

     Details of directors' service contracts


     No directors have service contracts with notice periods in excess of one year and with provisions for predetermined compensation on termination of the contracts exceeding one year's salary and benefits in kind.



IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

19.  Discontinued operation

     On 1 March 2003 a division of IRCA (Pty) Ltd was transferred to a subsidiary Poltech (Pty) Ltd.

     The results relating to this division in the records of IRCA (Pty) Ltd are as follows:

                                                       Gross    Taxation          Net
     Operating profit         -2003              (1 169 835)           -  (1 169 835)
                                                 =========== ===========  ===========
                              -2002              (2 319 588)           -  (2 319 588)
                                                 =========== ===========  ===========
     Loss on closure of
     division                 -2003                (191 960)    (11 518)    (180 442)
                                                 =========== ===========  ===========

                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R

20.  Finance costsLong-term loans     2 966 449    1 690 131   2 465 823    1 375 135
     Bank overdrafts and acceptances     19 952       22 073           -            -
     Finance leases                     144 721        1 227      91 573          797
     Other                               52 393          948           -            -
                                    -----------  ----------- -----------  -----------
                                      3 183 515    1 714 379   2 557 396    1 375 932
21.  Taxation
     South African normal tax
     - Current tax                      922 800      537 475           -            -
     - Deferred tax
       Current year                 (1 199 072)    (165 257) (1 272 937)    (422 690)
     - Prior year adjustments             (852)            -           -            -
                                      (277 124)      372 218 (1 272 937)    (422 690)
                                    -----------  ----------- -----------  -----------
     Secondary tax on companies          55 853       45 945      55 853       45 945
                                    -----------  ----------- -----------  -----------
     Tax for the year                 (221 271)      418 163 (1 217 084)    (376 745)
                                    ===========  =========== ===========  ===========
     Reconciliation of rate of
      taxation                                %            %           %            %
     South African normal tax rate         30.0         30.0        30.0         30.0
                                    -----------  ----------- -----------  -----------
     Adjusted for:
     - Disallowable expenditure
       (exempt income)                   (25.0)       (90.0)       (3.0)       (13.0)
     - Secondary tax on companies           3.0        (7.0)         1.0          3.0
                                    -----------  ----------- -----------  -----------
     Net reduction                       (22.0)       (97.0)       (2.0)       (10.0)
                                    -----------  ----------- -----------  -----------
     Effective rate                         8.0       (67.0)        28.0         20.0
                                    ===========  =========== ===========  ===========

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

No provision has been made for 2003 taxation as the company has an estimated tax loss of R12 252 262 (2002 : R9 531 172) which will be available for set off against future taxable income.

                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R
22.  Related parties

     Identity of related parties

     The company's principal shareholders are IRCA Investments (Pty) Ltd and Catwalk
     404 (Pty) Ltd. Both companies are incorporated in South Africa.

     The subsidiaries of the group are identified in note 5 and the associates and joint venture in note 6.

     The directors are listed in the directors' report.

     Loans to/from related parties

     For details on loans to/from the holding company , refer to note 11.

     For details on loans to/from subsidiaries, refer to note 5.

     For details on loans to/from associates and joint ventures, refer to note 6.

     Directors

     For details on directors' remuneration, refer to note 18.

     For information about directors' service contracts, refer to note 18.

23.  Commitments

     Operating lease commitments

     The future minimum lease payments under non-cancelable operating leases are as follows:
     Not later than 1 year              968 115            -     968 115            -
     Later than 1 year and not
       later than 5 years             1 059 060            -   1 059 060            -
                                    -----------  ----------- -----------  -----------
                                      2 027 175            -   2 027 175            -
                                    ===========  =========== ===========  ===========




IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R
24.  Notes to the cash flow statement

24.1 Cash utilised in operating activities

     Net loss before taxation       (2 026 177)    (617 866) (4 338 787)  (1 878 319)
     Adjustments for:
      Depreciation and
      amortisation                    3 388 918    2 548 299   2 101 370    1 609 910
     Interest received                (282 928)    (535 137)     (8 083)    (102 417)
     finance costs                    3 183 515    1 714 379   2 557 396    1 375 932
     Movement due to prior year
      adjustment in investments       (426 939)            -   (426 939)            -
     Loss on disposals of property,
      plant and equipment                99 095       52 776      73 076       37 603
     Loss on disposals of
      subsidiaries and associates        78 547      239 281   (191 960)      400 450
     Retained income from associates  (199 139)    (291 392)           -            -
     Other non cash items                     -            -     250 498            -
                                    -----------  ----------- -----------  -----------
                                      3 814 892    3 110 340      16 571    1 443 159

     Movements in working capital
     Decrease/(increase) in
      inventories                        31 005     (60 578)      31 005    (189 545)
     Decrease/(increase) in
      accounts receivable               109 722  (3 397 432)   (331 103)  (4 695 382)
     (Decrease)/increase in
      accounts payable             (11 300 982)      240 937(10 326 345)    3 620 179
                                    -----------  ----------- -----------  -----------
                                    (7 345 363)    (106 733)(10 609 872)      178 411
                                    ===========  =========== ===========  ===========
24.2 Reconciliation of dividends
     paid during year

     Appropriation in income
      statement                       (446 430)    (367 558)   (446 430)    (367 558)
     Movement in dividend payable     (144 453)      367 558   (144 453)      367 558
                                    -----------  ----------- -----------  -----------
     Payments made                    (590 883)            -   (590 883)            -
                                    ===========  =========== ===========  ===========
24.3 Reconciliation of taxation
     paid during year

     Charge in income statement         221 271    (418 163)   1 217 084      376 745
     Adjustment for deferred tax
      and STC                       (1 143 219)    (119 312) (1 217 084)    (376 745)
     Movement in taxation balance       944 883      419 142           -            -
                                    -----------  ----------- -----------  -----------
     Amounts refunded/
      (payments made)                    22 935    (118 333)           -            -
                                    ===========  =========== ===========  ===========

IRCA (PROPRIETARY) LIMITED
NOTES TO FINANCIAL STATEMENTS
at 30 June 2003

                                                       Group                  Company
                                           2003         2002        2003         2002
                                              R            R           R            R
24.4 Reconciliation of STC
      paid during year
     Charge in income statement        (55 853)     (45 945)    (55 853)     (45 945)
     Movement in STC balance           (18 057)       45 945    (18 057)       45 945
                                    -----------  ----------- -----------  -----------
     Payments made                     (73 910)            -    (73 910)            -
                                    ===========  =========== ===========  ===========

24.5 Cash utilised in discontinued
      operations
     Trading losses                 (1 169 835)  (2 319 588) (1 169 835)  (2 319 588)
     Profit on disposal of division     191 960            -     191 960            -
                                    -----------  ----------- -----------  -----------
                                      (977 875)  (2 319 588)   (977 875)  (2 319 588)
                                    ===========  =========== ===========  ===========
24.6 Cash and cash equivalents
     Cash and cash equivalents
       consist of cash on hand and
       balances with banks. Cash and
       cash equivalents included in
       the cash flow statement
       comprise the following
       balance sheet amounts:
     Bank balances                    1 683 723    1 565 211     276 885      434 941
     Bank overdraft                   (175 651)    (919 235)           -    (919 235)
                                    -----------  ----------- -----------  -----------
                                      1 508 072      645 976     276 885    (484 294)
                                    ===========  =========== ===========  ===========






                        IRCA (PROPRIETARY) LIMITED.

                     Consolidated Financial Statements
                             (In U.S. Dollars)
                               June 30, 2003
                                    and
                               June 30, 2002

                             IRCA (Pty.) Ltd.
                        Consolidated Balance Sheet

                                                         June 30, 2003  June 30, 2002
                                                         -------------  -------------
   Assets
   ------
Current Assets
  Cash                                                   $     221,885  $      62,291
  Accounts Receivable                                        2,691,005      1,948,981
  Other Current Assets                                          28,216         22,968
                                                         -------------  -------------
  Total Current Assets                                       2,941,106      2,034,240
                                                         -------------  -------------
Property & Equipment (Note 3)
  Furniture & Equipment                                      1,780,694      1,041,908
  Accumulated Depreciation                                   (886,351)      (490,572)
                                                         -------------  -------------
  Net Property & Equipment                                     894,343        551,336
                                                         -------------  -------------
Intangible Asset (Note 4)
  Technology-Based Asset                                     2,295,102      1,564,038
  Accumulated Amortization                                   (469,958)      (209,953)
                                                         -------------  -------------
  Net Intangible Asset                                       1,825,144      1,354,085
Deferred Tax Asset (Note 7)                                    501,481        245,603
Other Non-current Assets                                       207,748         62,852
                                                         -------------  -------------
  Total Assets                                           $   6,369,822  $   4,248,117
                                                         =============  =============
  Liabilities and Stockholders' Equity
  ------------------------------------
  Current Liabilities
   Accounts Payable                                          1,122,026      1,897,978
   Accrued Expenses                                            232,864         92,294
  Note Payable-Current                                         148,069        323,051
                                                         -------------  -------------
     Total Current Liabilities                               1,502,959      2,313,323
                                                         -------------  -------------
Long Term Liabilities
  Notes Payable Related Party (Note 6)                       3,519,195              -
  Notes Payable   Long Term                                    456,977      1,084,557
  Total Long Term Liabilities                                3,956,172      1,084,557
                                                         -------------  -------------
  Total Liabilities                                          5,479,131      3,397,880
                                                         -------------  -------------
Minority Interest                                              166,231        121,984
                                                         -------------  -------------
Stockholders' Equity
  Common Stock, 200,000 Shares Authorized at Rand 0.10
   Par Value, 134,569 shares outstanding, respectively           1,671          1,671
  Redeemable Preference Stock, 20,000 Shares Authorized
   at Rand 0.01 Par Value, 3,985 shares outstanding,
   respectively                                                      5              5
  Capital contributed in excess of par value                 2,198,138      2,198,138
  Non-distributable reserve                                      5,158              -
  Accumulated Deficit                                      (1,545,308)    (1,290,284)
  Other Comprehensive Income (Loss)                             64,796      (181,277)
                                                         -------------  -------------
  Total Stockholders' Equity                                   724,460        728,253
                                                         -------------  -------------
Total Liabilities and Stockholders' Equity               $   6,369,822  $   4,248,117
                                                         =============  =============

 The accompanying notes are an integral part of these financial statements.
                              IRCA (Pty.) Ltd.
                    Consolidated Statement of Operations

                                                       June 30, 2003    June 30, 2002
                                                       -------------    -------------
Revenue
  Sales Revenue                                        $   8,138,924    $   6,017,490
  Cost of Sales                                              151,792          182,968
                                                       -------------    -------------
  Gross Profit                                             7,987,132        5,834,522

Operating Expense                                          7,886,444        5,876,869
                                                       -------------    -------------
  Income (Loss) from Operations                              100,688         (42,347)
                                                       -------------    -------------
Other Income (Expense)
  Interest Expense, net                                    (334,003)        (130,070)
                                                       -------------    -------------
  Total Other  (Expense)                                   (334,003)        (130,070)
                                                       -------------    -------------
  Net Loss before Minority Interest and Taxes              (233,315)        (172,417)
Minority Interest                                           (47,188)                -
                                                       -------------    -------------
  Net Loss Before Taxes                                    (280,503)        (172,417)
  Income Tax Credit                                           25,479                -
                                                       -------------    -------------
     Net Loss                                              (255,024)        (172,417)
                                                       =============    =============
     Net Loss Per Common Share                         $      (1.90)    $      (1.28)


  Weighted Average Shares Outstanding                        134,569          134,569

A summary of the components of other comprehensive income for the transition period from October 1, 2002 to June 30, 2003 is as follows:

                                                                    Transition Period
                                                                    October 1, 2002 to
                                                                    June 30, 2003
                                                           Before            After
                                                         Tax Amount       Tax Amount
                                                       -------------    -------------
  Net Income (Loss)                                    $   (280,503)    $   (255,024)
  Foreign currency translation                                64,796           64,796
                                                       -------------    -------------
  Total Other Comprehensive Income                     $   (215,707)    $   (190,228)
                                                       =============    =============



 The accompanying notes are an integral part of these financial statements


IRCA (PTY.) LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1   DESCRIPTION OF BUSINESS

IRCA (Pty) Ltd. ("IRCA" or "the Company"), an international firm specializing in corporate learning, certification, and risk mitigation in the areas of Safety, Health Environment, and Quality Assurance ("SHEQ"). IRCA is headquartered in South Africa and operates international sales offices and operations in the United Kingdom and the United States. IRCA, founded in 1993, operates in South Africa, England and the United States through various operating subsidiaries. IRCA's professionals assess workplace issues related to safety, health, environment and quality, advise clients on learning programs and other interventions that can reduce corporate financial risks, and assist in the implementation and certification of programs. IRCA develops proprietary content and also markets best practice SHEQ content and programs developed by other leading certification and standards organizations. Clients include many Fortune 1000 companies operating in Africa, Europe, Australia, and the United States.

On December 1, 2003, Trinity Learning Corporation ("Trinity") completed the acquisition of all the issued and outstanding shares of Danlas, a British Virgin Islands Company that owns 51% of IRCA (Proprietary) Limited ("IRCA"), a South African company specializing in corporate learning, certification and risk mitigation in the area of safety, health environment and quality assurance ("SHEQ"). Danlas was incorporated in 2003. Danlas also holds options to acquire the remaining 49% of IRCA. In consideration for the Danlas shares, Trinity (i) issued three convertible promissory notes in the aggregate principal amount of $40,000 and convertible under certain conditions into a maximum of 4,500,000 shares of Trinity's common stock, (ii) agreed to advance $500,000 in cash to establish an international sales force, (iii) provided $500,000 for certain bank guarantees and, (iv) provided certain future profit thresholds are met, agreed to issue up to an additional 1,000,000 shares of Trinity's common stock.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Method of Accounting.  The Company uses the accrual method of accounting.

Foreign Currency Translation. The Company does business using the South African rand. The current rate method was used to translate the consolidated financial statements into US dollars. All assets and liabilities of the Company are translated at the then current rates.
Equity accounts are translated at the appropriate historical rate. Revenue and expenses are translated at the weighted-average rate for the year. Translation gains and losses are recorded as Other Comprehensive Income in the Equity section of the Balance Sheet.

Consolidation Policies. The consolidated financial statements include the financial statements of the Company and the subsidiaries controlled by the Company at June 30, 2003. Control is achieved where the Company has the power to govern the financial and operating policies of the subsidiary enterprise so as to obtain benefits from its activities. The results of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up the effective date of disposal, as appropriate. Intercompany transactions and balances have been eliminated in consolidation.



Fixed Assets. Fixed assets are stated at cost less accumulated depreciation. Costs include all those directly attributable to bringing the assets to working condition for intended use. Depreciation is calculated using straight line methods over 3 to 6 years for furniture, equipment and leasehold improvements and 2 years for software.

Patents, Trademarks and Licenses. The expenditures for patents, trademarks and licenses are capitalized as intangible assets and amortized using straight-line methods over the useful life of the asset, but generally over ten years. The carrying amount of each intangible asset is reviewed annually and adjusted for impairment where necessary.

Revenue. Revenue is recorded in the financial statements at the date the goods are delivered to customers or services are performed.

Goodwill. Goodwill, being the excess purchase price of shares in subsidiaries over the net assets acquired, is no longer being amortized by the holding company. Investment in subsidiaries are now stated at cost less any impairment on the investments. The unamortized balance of goodwill is included in technology based intangible assets.

Impairment. A periodic impairment review of assets is carried out by comparing the net book value with their fair values. Where the fair value is less than the net book value, the impairment is charged against income to reduce the carrying amount of the affected assets to recoverable amounts.

Accruals. An accrual is recognized when there is a legal or constructive obligation, as a result of a past event for which it is probable that a transfer of economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

Cash and Cash Equivalents. Cash and Cash equivalents consist of bank balances, deposits and cash, net of bank overdrafts.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Income Taxes. The Company uses an asset and liability approach for financial accounting and reporting for income tax purposes. The Company has cumulative losses providing a probable future economic benefit. The resulting deferred tax asset was $501,481 and $245,603 at June 30, 2003 and 2002 respectively.

NOTE 3   FIXED ASSETS

The Company capitalizes all furniture and equipment purchases at cost. Depreciation is calculated using straight line methods over 5 to 10 years for furniture, equipment, vehicles and leasehold improvements and 3 years for software. Scheduled below are the assets, cost, depreciation expense, and accumulated depreciation at June 30, 2003 and 2002, respectively.


                                             Depreciation          Accumulated
                        Asset Cost              Expense            Depreciation
                  06/30/2003  06/30/2002 06/30/2003 06/30/2002 06/30/2003  06/30/2002
Furniture
 & Equipment      $1,780,694  $1,041,908 $  239,639 $  141,917 $  886,351  $  490,572

NOTE 4   TECHNOLOGY BASED ASSETS

Development costs considered to have an enduring benefit are capitalized and amortized using straight-line methods over five years. Internal software development costs are generally expensed. Requirements adopted by the directors for capitalization of development costs include;

     - technical feasibility of completion and the intention to complete development,
     -    probability of resulting economic benefit,
     -    adequacy of available resources to complete development, and
     -    whether particular cost is measurable.

                                             Depreciation         Accumulated
                        Asset Cost              Expense           Depreciation
                  06/30/2003  06/30/2002 06/30/2003 06/30/2002 06/30/2003  06/30/2002
Intangible Asset  $2,295,102  $1,564,038 $  150,595 $  139,160 $  469,958  $  209,953

NOTE 5   OPERATING LEASES

The Company leases office facilities in South Africa and equipment under non-cancelable long term leases.

Total Minimum Future Lease Commitments as of June 30, 2003:

                             Calendar Year          Amount
                          -------------------   ------------
                                         2003   $     55,739
                                         2004         55,739
                          2005 and thereafter        121,951
                                                ------------
                                        Total   $    233,429
                                                ============

NOTE 6   RELATED PARTY TRANSACTIONS

From time to time, certain employees and shareholders have advanced funds to IRCA. The loans are unsecured, has no fixed repayment terms and bears interest at rate of prime plus 2%.


NOTE 7   INCOME TAXES

The Company uses an asset and liability approach for financial accounting and reporting for income tax purposes. The Company has cumulative losses providing a probable future economic benefit. Deferred tax assets and the valuation account at June 30, 2003 and at June 30, 2002 are as follows:

  Deferred Tax Assets                                  June 30, 2003    June 30, 2002
                                                       -------------    -------------
  Capital Allowances                                   $    (35,381)    $           -
  Provisions                                                  36,131           31,315
  Tax Losses                                                 500,731          214,288
                                                       -------------    -------------
     Total                                             $     501,481    $     245,603
                                                       =============    =============


NOTE 8   SUBSEQUENT EVENTS

On December 1, 2003, Trinity completed the acquisition of all the issued and outstanding shares of Danlas, a British Virgin Islands Company that owns 51% of IRCA, a South African company specializing in corporate learning, certification and risk mitigation in the area of safety, health environment and quality assurance ("SHEQ"). Danlas was incorporated in 2003. Danlas also holds options to acquire the remaining 49% of IRCA. In consideration for the Danlas shares, Trinity (i) issued three convertible promissory notes in the aggregate principal amount of $40,000 and convertible under certain conditions into a maximum of 4,500,000 shares of Trinity's common stock, (ii) agreed to advance $500,000 in cash to establish an international sales force, (iii) provided $500,000 for certain bank guarantees and, (iv) provided certain future profit thresholds are met, agreed to issue up to an additional 1,000,000 shares of Trinity's common stock.













                        Trinity Learning Corporation

           Unaudited Pro Forma Consolidated Financial Statements

                               June 30, 2003

                        Trinity Learning Corporation
               Unaudited Pro Forma Consolidated Balance Sheet

                                                              June 30, 2003
                                                              -------------
Assets
  Current Assets
   Cash                                                       $     288,396
   Accounts Receivable                                            2,733,724
   Prepaid Expense                                                   97,985
   Other Current Assets                                              28,216
                                                              -------------
     Total Current Assets                                         3,148,321
                                                              -------------
Property & Equipment (Note 3)
  Furniture & Equipment                                             947,728
  Accumulated Depreciation                                          (7,824)
                                                              -------------
  Net Property & Equipment                                          939,904
                                                              -------------
Intangible Asset (Note 4)
  Technology-Based Asset                                          3,354,140
  Accumulated Amortization                                        (167,747)
                                                              -------------
  Net Intangible Asset                                            3,186,393

Other Assets
  Notes Receivable (Note 5)                                          25,000
  Other Assets                                                      301,751
                                                              -------------
  Other Assets                                                      326,751
                                                              -------------
Total Assets                                                  $   7,601,369
                                                              =============



                                 Continued
                        Trinity Learning Corporation
               Unaudited Pro Forma Consolidated Balance Sheet

                                                              June 30, 2003
                                                              -------------

     Liabilities and Stockholders' Equity
     ------------------------------------
Current Liabilities
  Accounts Payable                                            $   1,513,898
  Accrued Expenses                                                  503,133
  Interest Payable                                                   63,987
  Note Payable   Current (Note 8)                                   148,069
  Notes Payable   Related Party (Notes 7 & 8)                     5,666,346
                                                              -------------
  Total Current Liabilities                                       7,895,433

Long Term Liabilities
  Notes Payable   Long Term (Note 8)                                436,977
                                                              -------------
  Total Long Term Liabilities                                       436,977
                                                              -------------
Total Liabilities                                                 8,352,411
                                                              -------------
Minority Interest                                                 (470,105)
                                                              -------------
Stockholders' Equity
  Preferred Stock, 10,000,000 Shares at No Par Value;
   No Shares Issued and Outstanding                                       -
  Common Stock, 100,000,000 Shares Authorized at No Par
   Value, 17,456,641 shares and 49,774 shares Issued and
   Outstanding, Respectively                                     10,943,447
  Accumulated Deficit                                          (11,188,913)
  Subscription Receivable                                          (35,000)
  Other Comprehensive Income                                          (470)
                                                              -------------
  Total Stockholders' Equity                                      (280,936)
                                                              -------------
Total Liabilities and Stockholders' Equity                    $   7,601,369
                                                              =============


 The accompanying notes are an integral part of these financial statements.


                        Trinity Learning Corporation
          Unaudited Pro Forma Consolidated Statement of Operations

                                                              June 30, 2003
                                                              -------------
Revenue
  Sales Revenue                                               $   8,306,714
  Cost of Sales                                                   (151,792)
                                                              -------------
  Gross Profit                                                    8,154,922
                                                              -------------
Expenses
  Operating Expense                                               9,893,689
                                                              -------------
  Total Expense                                                   9,893,689
                                                              -------------
  Loss from Operations                                          (1,738,767)
                                                              -------------
Other Income (Expense)
  Interest Expense, net                                           (411,355)
  Foreign Currency Gain / (Loss)                                    (4,582)
                                                              -------------
  Total Other Income (Expense)                                    (415,937)
                                                              -------------
  Loss Before Taxes & Minority Interest                         (2,154,704)

Minority Interest
  Minority Interest                                                  54,576
                                                              -------------
     Loss Before Taxes                                          (2,100,128)
     Taxes                                                                -
                                                              -------------
  Net Loss                                                    $ (2,100,128)

  Net Loss Per Common Share                                   $      (0.19)
                                                              =============
  Weighted Average Shares Outstanding                            10,864,218
                                                              =============

A summary of the components of other comprehensive income for the transition period from October 1, 2002 to June 30, 2003 is as follows:

                                                                Transition Period
                                                               October 1, 2002 to
                                                                 June 30, 2003
                                                              Before         After
                                                            Tax Amount    Tax Amount
                                                          ------------- -------------
  Net Loss                                                 $(2,100,128)  $(2,100,128)
  Foreign currency translation                                    (470)         (470)
                                                          ------------- -------------
  Total Other Comprehensive Income                         $(2,100,598)  $(2,100,598)
                                                          ============= =============

 The accompanying notes are an integral part of these financial statements


                        Trinity Learning Corporation
                     Notes to the Financial Statements
                               June 30, 2003


NOTE 1 - Corporate History

Trinity Learning Corporation ("Trinity," "the Company" or "we") was incorporated on April 14, 1975 in Oklahoma under the name U.S. Mineral & Royalty Corp. as an oil and gas exploration, development and operating company. In 1989, the Company changed its name to Habersham Energy Company. Historically, the Company was engaged in the business of acquiring and producing oil and gas properties, but did not have any business activity from 1995 to 2002. Pursuant to its reorganization in 2002, the Company changed its domicile to Utah, amended its capital structure and changed its name to Trinity Companies Inc., then, in March 2003, to Trinity Learning Corporation. Until adoption of its recent operating strategy in 2002, the Company had not had any business activity since 1995.

Pursuant to a series of related transactions that closed on October 1, 2002, ("the Acquisition Date") the Company issued 3,000,000 restricted shares of its common stock, issued $1,000,000 in convertible promissory notes and assumed $222,151 in indebtedness to acquire Competency Based Learning, Inc. (CBL-California), a California corporation and two related Australian companies, Competency Based Learning, Pty. Ltd. ACN 084 763 780 ("CBL-Australia") and ACN 082 126 501 Pty. Ltd. (collectively referred to as "CBL"). The transactions were effected through CBL Global Corp. ("CBL Global"), a wholly-owned subsidiary.

On June 16, 2003, we completed a recapitalization of our common stock by
(i) effecting a reverse split of our outstanding common stock on the basis of one share for each 250 shares owned, with each resulting fractional share being rounded up to the nearest whole share, and (ii) subsequently effecting a forward split by dividend to all shareholders of record, pro
rata, on the basis of 250 shares for each one share owned.   The record
date for the reverse and forward splits was June 4, 2003. Immediately prior to the recapitalization, we had 13,419,774 shares of common stock outstanding. Following the recapitalization and the cancellation of 108,226 shares of common stock beneficially owned by members of management, we had 13,419,774 shares of common stock outstanding.

On August 6, 2003, our board of directors approved a change in our fiscal year-end from September 30 to June 30 to align with those of the companies we had already acquired or were at that time in the process of acquiring. The information presented in this transition report on Form 10-KSB relates to the period October 1, 2002 through June 30, 2003.

On December 1, 2003, we completed the acquisition of all the issued and outstanding shares of Danlas, a British Virgin Islands Company that owns 51% of IRCA (Proprietary) Limited ("IRCA"), a South African company specializing in corporate learning, certification and risk mitigation in the area of safety, health environment and quality assurance ("SHEQ"). Danlas was incorporated in 2003. Danlas also holds options to acquire the remaining 49% of IRCA. In consideration for the Danlas shares, the Company
(i) issued three convertible promissory notes in the aggregate principal amount of $40,000 and convertible under certain conditions into a maximum of 4,500,000 shares of Trinity's common stock, (ii) agreed to advance $500,000 in cash to establish an international sales force, (iii) provided $500,000 for certain bank guarantees and, (iv) provided certain future profit thresholds are met, agreed to issue up to an additional 1,000,000 shares of Trinity's common stock.


NOTE 2 - Significant Accounting Policies
A.   Method of Accounting.  The Company uses the accrual method of accounting.
B. Revenue Recognition - The Company recognizes revenue once it is realizable and earned. Revenue from sales of products and related cost of products sold are recognized when persuasive evidence of an arrangements exists, delivery has occurred, the seller's price is fixed or determinable and collectibility is reasonably assured.
C. Cash and Cash Equivalents. The Company considers all short-term, highly liquid investments that are readily convertible within three months to known amounts, as cash equivalents.
D. Depreciation and Amortization. The cost of property and equipment is depreciated over the estimated useful lives of the related assets.
     The cost of leasehold improvements is amortized over the lesser of the length of the lease of the related assets or the estimated lives of the assets. Depreciation and amortization is computed on the straight-line method.
E. Use of Estimates. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
F. Consolidation Policies. The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Intercompany transactions and balances have been eliminated in consolidation and the subsidiaries controlled by the Company at June 30, 2003. Control is achieved where the Company has the power to govern the financial and operating policies of the subsidiary enterprise so as to obtain benefits from its activities. The results of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up the effective date of disposal, as appropriate. Intercompany transactions and balances have been eliminated in consolidation.
G. Foreign Currency Translation/Remeasurement Policy. Assets and liabilities that occur in foreign currencies are recorded at historical cost and translated at exchange rates in effect at the end of the reporting period. Statement of Operations accounts are translated at the average exchange rates for the year. Translation gains and losses are recorded as Other Comprehensive Income in the Equity section of the Balance Sheet.
H.   Purchase Accounting.   The purchase value of fixed assets purchased in
     the acquisition of CBL and IRCA were determined based on their historical value less accumulated depreciation. All other assets were valued at their current value and a technology-based intangible asset was recorded.
I.   Primary Earnings Per Share   Amounts are based on the weighted number
     of shares outstanding at the dates of the financial statements. Fully Diluted Earnings Per Share shall be shown on stock option and other convertible issues that may be exercised within the next ten years.



NOTE 3 - Fixed Assets
The Company capitalizes furniture and equipment purchases in excess of $5,000 or at lower amounts based on local jurisdiction. Capitalized amounts are depreciated over the useful life of the assets using the straight-line method of depreciation. Scheduled below are the assets, cost, depreciation expense, and accumulated depreciation at June 30, 2003 and September 30, 2002.

                                              Depreciation           Accumulated
                       Asset Cost               Expense             Depreciation
                  06/30/2003  09/30/2002 06/30/2003 09/30/2002 06/30/2003  09/30/2002
Furniture
 & Equipment      $  947,728  $    6,151 $    7,744 $       80 $    7,824  $       80


NOTE 4   Technology-Based Intangible Assets

The Company capitalized technology-based intangible assets in its acquisition of CBL and IRCA. The amount capitalized is equal to the difference between the consideration paid for the subsidiaries including any liabilities assumed and the value of the other assets acquired. Other assets were valued at the current value at the date of the acquisition including the net value of fixed assets, historical price less accumulated depreciation. The technology-based intangible assets are being amortized over a five-year period using the straight-line method. The value assigned to the technology-based intangible assets are considered appropriate based on average annual revenues earned from licensing of these asset over the two year period prior to the acquisitions and the expectation that future revenues for the five year period subsequent to the acquisition will equal or exceed these amounts. Scheduled below is the total asset cost, amortization expense and accumulated amortization at June 30, 2003.


                                             Depreciation           Accumulated
                        Asset Cost             Expense              Depreciation
                  06/30/2003  09/30/2002 06/30/2003 09/30/2002 06/30/2003  09/30/2002
Intangible Asset  $3,354,140  $        - $  167,747 $        - $  167,747  $        -


NOTE 5   Notes Receivable

On June 5, 2003, we agreed to lend TouchVision, Inc. ("TouchVision") $50,000 in two equal installments of $25,000 each. Interest accrues on the unpaid principal amount of the note at a rate equal to six percent per year. Interest accrued under the note is paid annually, with the first payment due June 5, 2004. All unpaid principal and interest are due June 29, 2005. At June 30, 2003, $25,000 had been advanced to TouchVision and accrued interest totaled $41.


NOTE 6 - Operating Leases

In July 2003, the Company signed a lease agreement for new office space at
1831 Second Street in Berkeley, California.   The lease term commenced
September 1, 2003 and will expire on May 31, 2004. The Company will pay a minimum of $5,025 per month. The Company paid $10,050 upon the execution of the lease that includes $5,025 security deposit that may be refunded at the end of the lease.

CBL-Australia leases contiguous office space pursuant to two separate lease agreements for its operations located in Queensland, Australia. The term of the first lease expires in January 2004 with a three year option to renew. The monthly rental amount of that lease is $2,471. The term of the second lease expires in January 2007 with a three year option to renew.
The monthly rental amount of that lease is $2,140. CBL-Australia also leases a car for use by Brian Kennedy, its chief executive officer. The lease expires in October 2005; the monthly rental amount is $338.

IRCA leases office and warehouse facilities in South Africa and equipment under non-cancelable long term leases.

Total Minimum Lease Commitments as of June 30, 2003:

                                               Calendar Year        Amount
                                               -------------      ---------
                                                        2003      $ 152,725
                                                        2004        317,627
                                                        2005        100,246
                                                        2006         47,828
                                                  Thereafter        133,557
                                                                  ---------
                                                       Total      $ 751,983
                                                                  =========

NOTE 7   Related Party Transactions

From time to time, certain employees and shareholders have advanced funds to IRCA. The loans are unsecured, has no fixed repayment terms and bears interest at rate of prime (South Africa) plus 2%.

As of July 15, 2002, Trinity entered in a two-year Advisory Agreement with Granite Creek Partners, LLC ("GCP"), formerly Kings Peak Advisors, LLC, with automatic renewal for a 12-month period. Under the terms of the Advisory Agreement, GCP will provide the Company with general corporate, financial, business development and investment advisory services on a non-exclusive basis. These services include assisting with the identification of placement agents, underwriters, lenders and other sources of financing, as well as additional qualified independent directors and members of management. GCP is a private company whose principals are Douglas Cole and Edward Mooney, who are officers and directors of Trinity, and Mr. Theodore Swindells.


The Advisory Agreement provides that GCP will be compensated for its various advisory services as follows: (i) for general corporate advisory services, an initial retainer of $25,000 and a fee of $20,000 per month throughout the term of the agreement, which monthly fee amount is payable, at GCP's option, in shares of common stock at a price per share equal to $0.025; (ii) for financial advisory services, a fee based on 10% of the gross proceeds of any equity financings and/or 1.5% of any gross proceeds of debt financings that are completed by underwriters or placement agents introduced by GCP, as well as any fees which may be due to GCP for its assistance in identifying prospective investors pursuant to terms and conditions of offering memoranda issued by the Company; (iii) for merger and acquisition services involving a transaction resulting from a contact provided by GCP, a sliding fee based on a percentage of the value of the transaction, subject to an additional $100,000 bonus in the event the transaction is valued at $3,000,000 or more; (iv) in respect of general business development advisory services, a fee to be negotiated with GCP based upon certain agreed-upon fee parameters between the parties; and (v) in respect of debt, credit or leasing facilities, a fee to be negotiated on a case-by-case basis.

Trinity acknowledged that it was indebted to GCP for prior services rendered since April 1, 2002 in the amount of $30,000, up to 50% of which amount is payable, at GCP's option, in shares of common stock at a price per share of $0.025. The total number of shares of common stock issuable to GCP under the Advisory Agreement may not exceed 4,400,000 shares. Through June 30, 2003, GCP had earned a total of $285,000 under the Advisory Agreement, $110,000 of which was converted into 4,400,000 shares of common stock in March 2003. Of the balance of $175,000, $134,132 has been paid to GCP, leaving a balance owing at June 30, 2003 of $40,868.

As of August 8, 2002, Trinity formalized a Debt Conversion Agreement with Global Marketing Associates, Inc. ("GMA"), holder of a convertible promissory note (the "GMA Note") in the principal amount of $166,963, pursuant to which the principal amount of the note, along with accrued interest thereon, was made convertible, under certain conditions, into 3,200,000 shares of common stock. The GMA Note was originally issued in November 2000 to the Company's former attorneys and was subsequently acquired by Pacific Management Services, Inc., who assigned the note to GMA; both entities are unrelated to Trinity. GMA subsequently assigned the right to acquire 2,600,000 of the 3,200,000 shares of common stock into which the note is convertible, to several persons, including Messrs. Cole, Mooney and Swindells. Pursuant to the assignment, Messrs. Cole and Mooney each acquired the right to acquire 600,000 shares of the common stock into which the GMA Note is convertible and Mr. Swindells acquired the right to acquire 1,000,000 shares. Fifty percent of the shares issuable upon the conversion of the GMA Note are subject to a two-year lock-up provision that restricts transfer of such shares without prior written consent of Trinity's board of directors. As of January 2003, 3,200,000 shares of our common stock had been issued pursuant to the terms of the GMA Note.

Pursuant to the acquisition of CBL on October 1, 2002 described in Note 1 above, we issued to shareholders of CBL two convertible promissory notes in the amounts of $485,000 and $515,000. The notes accrue interest at 7% per annum and are considered due and payable upon the earlier of September 1, 2004 or the date, upon which we close an equity financing, the net proceeds of which, together with the net proceeds of all equity financing conducted by the Company after the Acquisition Date, equal or exceeds $10,000,000. The conversion price on the notes is $2.00 per share of common stock. At June 30, 2003, accrued interest totaled $52,356.


At the Acquisition Date, we issued two unsecured promissory notes in the amount of $222,151 to cancel three unsecured promissory notes previously issued by CBL-Australia and CBL-California to its shareholders, Messrs. Scammell and Kennedy. The notes accrue interest at 7% per annum and are considered due and payable upon the earlier of the September 1, 2003 or the date, upon which the company closes an equity financing, the net proceeds of which, together with the net proceeds of all equity financing conducted by us after the Acquisition Date, equal or exceeds $3,000,000. At June 30, 2003, accrued interest totaled $11,631. The notes were due and payable on September 1, 2003 for which the payment has not been made pending the outcome of a lawsuit filed against Messrs. Scammell and Kennedy, see Note 14, Subsequent Events.

Concurrent with its acquisition of CBL, Trinity (i) issued promissory notes to certain individuals and entities for a total principal amount of $500,000 ("Bridge Financing Amount"), such notes ("Bridge Financing Notes") are convertible under certain conditions into shares of common stock, and
(ii) in connection with the issuance of the Bridge Financing Notes, issued warrants ("Bridge Financing Warrants") to the holders of the Notes to purchase additional shares of Common Stock. Of the Bridge Financing Amount, $55,000 was advanced by KPA and $120,000 by Mr. Swindells.

The Bridge Financing Notes bear interest at a rate of 9% per annum and are due one year from the date of the respective notes, unless automatically converted upon the closing by the Company of an equity financing consisting of at least 500,000 shares of common stock. On May 19, 2003, the principal amount of $500,000 and accrued interest of $34,745 on the respective notes were converted into 1,336,867 shares of common stock at $0.40 per share. The Bridge Financing Warrants are exercisable for a period of one year at a price of $0.05 per share, and contain a net issuance provision whereby the holders may elect a cashless exercise of such warrants based on the fair market value of the common stock at the time of conversion.

From time to time, since inception of our current operating strategy, Mr. Swindells has provided short-term working capital loans on a non-interest bearing basis. During our previous fiscal year, we were advanced $145,000 by Mr. Theodore Swindells, and during the transition period from October 1, 2002 to June 30, 2003, we were advanced an additional $780,000 by Mr. Swindells. The principal may be converted into such other debt or equity securities financings that we may issue in private offerings while the loan is outstanding. In September 2003, we repaid $500,000 on the $925,000 note balance then outstanding.


NOTE 8 - Notes Payable

At June 30, 2003, notes payable to accredited investors and related parties totaled $6,123,323. The notes bear interest between the rates of 0% and 17% per annum, some of which are secured by our common stock. Certain notes are convertible into the Company's common stock.

The Company has the following notes payable obligations:

                                                              June 30, 2003
                                                              -------------
Unsecured convertible notes payable due on
 December 1, 2003, see Note 7.                                $     925,000

Unsecured notes payable to shareholders of IRCA,
 no fixed maturity, plus accrued interest at a rate
 of prime (South Africa) plus 2%, see Note 7.                     3,519,195

Unsecured notes payable to related parties, see Note 7
 for due date, plus accrued interest at a rate of 7%
 per annum.                                                         222,151

Convertible notes payable to related parties, see Note 7
 for due date, plus accrued interest at a rate of 7% per
 annum.                                                           1,000,000
                                                              -------------
                                                              -------------
Unsecured convertible note payable, non interest bearing,
 due December 30, 2005                                               20,000
                                                              -------------
                                                              -------------
Secured mortgage payable due March 1, 2006, plus accrued
 interest at a rate of 13.45% per annum                             353,096
                                                              -------------
                                                              -------------
Installment notes payable, secured by property and equipment, payable over periods from one to three years plus accrued
 interest at rates ranging from 10 to 17% per annum.                 83,881
                                                              -------------
     Total Notes Payable                                          6,123,323
     Less:  Current Maturities                                  (5,666,346)
                                                              -------------
     Long Term Notes Payable                                        456,977
                                                              =============

NOTE 9 - Stockholders' Equity

On February 5, 2002, the Company effected a one hundred for one (100 for 1) reverse split. No shareholder was reversed below 100 shares. Shareholders with 100 shares or less, prior to the reverse, were not affected.

On May 5, 2002, the Company amended its Articles of Incorporation to reflect a change in par value from $0.10 per share to no par value per share. Accordingly, this change effecting the common stock and additional paid in capital values has been retroactively applied to all prior years.

On October 1, 2002, the Company issued a total of 3,000,000 shares of common stock in conjunction with its acquisition of CBL-Australia and CBL-California at $0.025 per share. Accordingly, $75,000 has been charged to common stock to reflect the total cost of the shares.

On October 1, 2002, the Company authorized a Stock Purchase Agreement in order to retain qualified directors and officers. The Stock Purchase Agreement allows various directors to purchase an aggregate of 1,200,000 shares of the Company's common stock at a price of $0.025 per share. The purchase price shall be payable by each Purchaser in the form of the cancellation of the Company's obligation to pay the various Purchasers a total of $30,000 as compensation for services already performed by Purchaser for the Company.

On October 2, 2002, the Company issued 1,070,000 shares of common stock in settlement of outstanding amounts due for services rendered to the Company. These shares were issued at $0.025 per share totaling $26,750.

On October 21, 2002, the Company adopted and approved the "2002 Stock Plan" which was approved by the Company's shareholders at its special shareholder meeting on December 2, 2002. The Plan authorizes issuance of 3,000,000 shares to be increased by 500,000 shares annually. The plan expires in ten years. As of June 30, 2003, 2,447,000 options have been granted at prices ranging from $0.05 per share to $0.50 per share of which 963,625 were vested as of June 30, 2003.

During the period November 15, 2002 to January 21, 2003, we issued 3,200,000 shares in exchange for $166,953, respectively of unsecured notes payable. The original amount of the note was $166,963 (See Notes 7 and 8).

Between January and April 2003, we received subscriptions to our December 2002 Private Placement Memorandum totaling $250,000 from outside investors to purchase 250,000 units at a price of $1.00 per unit. Each unit entitles the holder to two shares of our common stock and two three year warrants, each to purchase an additional share of common stock for $1.00 per share. If all warrants are fully exercised by the holder of such warrants, a bonus warrant will be issued entitling the holder to purchase one additional share of common stock for $2.00.

On March 20, 2003, we issued 4,400,000 shares of common stock in settlement of $110,000 of amounts due to GCP (see Note 7).

On May 19, 2003, we issued 1,250,000 and 86,867 shares of the common stock in exchange for the total principal Bridge Financing Notes of $500,000 and the accrued interest payable on such notes of $34,745, respectively (see
Note 7).

On June 16, 2003, we completed a recapitalization of its common stock by effecting a reverse split of its outstanding common stock on the basis of one share for each 250 shares owned, with each resulting fractional share being rounded up to the nearest whole share, and subsequently effecting a forward split by dividend to all shareholders of record, pro rata, on the basis of 250 shares for each one share owned. Immediately prior to the recapitalization, we had 13,419,774 shares of common stock outstanding. Following the recapitalization and the cancellation of 108,226 shares of common stock beneficially owned by members of management, the Company had 13,419,774 shares of common stock outstanding.

Between June and October 2003, we received subscriptions to our May 2003 Private Placement Memorandum ("May 2003 PPM") totaling $5,073,300 from outside investors to purchase 5,073,300 units at a price of $1.00 per unit. Each unit entitles the holder to two shares of our common stock and two three year warrants, each to purchase an additional share of common stock for $1.00 per share. If all warrants are fully exercised by the holder of such warrants, a bonus warrant will be issued entitling the holder to purchase one additional share of common stock for $2.00. In connection with the May 2003 Private Placement, we issued to various financial advisors, 567,160 additional shares of our common stock and five-year warrants to purchase 200,050 shares of our common stock.

On September 1, 2003, we completed the acquisition of all of the issued and outstanding shares of TouchVision, a California corporation that is in the business of providing technology-enabled information and learning systems to healthcare providers, financial services companies and other industry segments. In consideration for the TouchVision shares, we issued an aggregate of 1,250,000 restricted shares of our common stock, of which 312,500 shares are subject to the terms of an escrow agreement as collateral for the indemnification obligations of the former TouchVision shareholders.

On September 1, 2003, we completed the acquisition of all of the issued and outstanding shares of River Murray Training Pty Ltd ("RMT") an Australian company that is in the business of providing workplace training programs for various segments of the food production industry, including viticulture and horticulture. In consideration for the shares of RMT we issued 700,000 restricted shares of our common stock, of which 350,000 shares are subject to the terms of an escrow agreement as collateral for the indemnification obligations of the former RMT shareholders.

NOTE 10   Stock Option Plan

On December 2, 2002, at a special meeting of our shareholders, the 2002 Stock Plan was approved. The maximum aggregate number of shares that may be optioned and sold under the plan is the total of (a) 3,000,000 shares,
(b) an annual 500,000 increase to be added on the last day of each fiscal year beginning in 2003 unless a lesser amount is determined by the board of directors. The plan became effective with its adoption and remains in effect for ten years unless terminated earlier. Options granted under the plan vest 25% on the day of the grant and the remaining 75% vests monthly over the next 36 months. The following schedule summarizes the activity during the nine-month transition period ended June 30, 2003.

                                                       2002 STOCK PLAN
                                                    -----------------------
                                                                  Weighted
                                                                   Average
                                                    Number of     Exercise
                                                      Shares        Price
                                                   -----------  -----------
     Outstanding at October 1, 2002                          -  $         -
     Options Granted                                 2,447,000  $      0.23
     Options Exercised                                       -            -
     Options Canceled                                        -            -
                                                   -----------  -----------
     Options Outstanding at June 30, 2003            2,447,000  $      0.23
                                                   ===========  ===========
     Options Exercisable at June 30, 2003              963,625  $      0.22
                                                   ===========  ===========

In accordance with Statement of Financial Accounting Standards Number 123, "Accounting for Stock-Based Compensation", option expense of $76,774 was recognized for the nine-month transition period ended June 30, 2003.

                                                 June 30, 2003
     Five-Year Risk Free Interest Rate                   3.01%
     Dividend Yield                                        nil
     Volatility                                            nil
     Average Expected Term (Years to Exercise)             4.4


Stock options outstanding and exercisable under 2002 Stock Plan as of June 30, 2003 are as follows:

                                                  Average
                                   Weighted     Remaining                    Weighted
        Range of     Number of      Average   Contractual        Number       Average
        Exercise       Options     Exercise        Life      of Options      Exercise
         Price         Granted        Price       (Years)        Vested       Price
           $0.05       600,000        $0.05           4.3       262,500         $0.05
           $0.25     1,589,000        $0.25           4.3       624,813         $0.25
           $0.50       258,000        $0.50           4.6        76,313         $0.50

NOTE 11 - Income Taxes

Income tax expense includes federal and state taxes currently payable and deferred taxes arising from timing differences between income for financial reporting and income tax purposes.

The Company has adopted Statement of Financial Accounting Standards Number 109 ("SFAS No. 109") "Accounting for Income Taxes." SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting purposes.
There were no temporary differences at June 30, 2003 and earlier years; accordingly, no deferred tax liabilities have been recognized for all years.

The Company has cumulative net operating loss carryforwards of over $11,100,000 at June 30, 2003 and $9,100,000 at September 30, 2002. No
effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards is not probable. Accordingly, the potential tax benefits of the net operating loss carryforwards at June 30, 2003 and September 30, 2002 have been offset by valuation reserves of the same amount.

Deferred tax assets and the valuation account at June 30, 2003 and at September 30, 2002 are as follows:

                                                     June        September
                                                  30, 2003       30, 2002
     Deferred Tax Asset                         ------------   ------------
     Net Operating Loss Carryforwards           $  4,600,000   $  3,800,000
     Valuation Allowance                         (4,600,000)    (3,800,000)
                                                ------------   ------------
          Total                                 $          -   $          -
                                                ============   ============


NOTE 12 - Net Earnings (Loss) Per Share

Basic earnings (loss) per common share ("BEPS") are based on the weighted-average number of common shares outstanding during each period. Diluted earnings (loss) per common share ("DEPS") are based on shares outstanding (computed under BEPS) plus dilutive potential common shares. Shares from the exercise of the outstanding options were not included in the computation of DEPS, because their inclusion would have been antidilutive for the nine months ended June 30, 2003.

The following data shows the shares used in the computing loss per common share including dilutive potential common stock at June 30, 2003:

                                                                   Amount
                                                              -------------
     Common shares outstanding including 2,500,000
      convertible note shares issued to IRCA shareholders
      at June 30, 2003.                                         17,456,641
     Weighted-average number of common shares including
      2,500,000 convertible note shares issued to IRCA
      shareholders used in basic EPS dilutive effect of
      options.                                                  10,864,218
     Weighted-average number of common shares and dilutive
      potential common shares including 2,500,000 convertible
      note  shares issued to IRCA shareholders used in
      diluted EPS.                                              10,864,218

NOTE 13 - Going Concern

Our financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Currently, we do not have significant cash or other material assets, nor do we have an established source of revenues sufficient to cover our operating costs and to allow us to continue as a going concern. We do not currently possess a financial institution source of financing and we cannot be certain that our existing sources of cash will be adequate to meet our liquidity requirements. However, we have undertaken the following to meet our liquidity requirements:

     (a) Seek additional equity funding through private placements to raise sufficient funds to continue operations and fund its ongoing development, merger and acquisition activities. In May 2003, we commenced a $5,000,000 private placement, the proceeds of which will be used for (i) corporate administration, (ii) the expansion of subsidiary operations, and (iii) expenses and funds advanced for acquisitions in 2003. In conjunction with the private placement, we have engaged various financial advisory firms and other finders to identify prospective investors. We completed the private offering on October 31, 2003.
     (b) Continue conversion of certain outstanding loans and payables into common stock in order to reduce future cash obligations;
     (c) Generate sufficient cash flow to sustain and grow subsidiary operations and, if possible, create excess cash flow for corporate administrative expenses through our operating subsidiaries; and
     (d) Identify prospective acquisition targets with sufficient cash flow to fund subsidiary operations, as well as potentially generating operating cash flow that may sustain corporate administrative expenses.

Trinity's future capital requirements will depend on its ability to successfully implement these initiatives and other factors, including our ability to maintain our existing customer base and to expand our customer base into new geographic markets, and overall financial market conditions in the United States and other countries where we will seek prospective investors.

NOTE 14 - New Technical Pronouncements

In October 2002, Statement of Financial Accounting Standards Number 147
("SFAS 147"), "Acquisitions of Certain Financial Institutions   an
amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9" was issued to be used in acquisitions of financial institutions after October 1, 2002. It is anticipated that SFAS 147 will have no effect upon the Company's financial statements.

In December 2002, Statement of Financial Accounting Standards Number 148
("SFAS 148"), "Accounting for Stock-Based Compensation   Transition and
Disclosure   an amendment of FASB Statement No. 123" was issued for fiscal years beginning after December 15, 2003. It is anticipated that SFAS 148 will have no effect upon the Company's financial statements.

In April 2003, Statement of Financial Accounting Standards Number 149 ("SFAS 149"), "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" was issued for fiscal quarters that began prior to June 15, 2003. Adoption of SFAS 149 will have no effect upon the Company's financial statements.

In May 2003, Statement of Financial Accounting Standards Number 150 ("SFAS 150"), "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" was issued for the first interim period beginning after June 15, 2003. The Company anticipates that SFAS 150 may impact the accounting for certain future acquisitions and the anticipated distribution of stock for services.

NOTE 14 - Subsequent Events

On July 8, 2003, we issued a five-year warrant to Merriman, Curran, Ford & Co. a financial service company, to purchase up to 20,000 shares of our common stock for a period of five years at $0.50 per share in consideration for financial advisory services provided to us by the firm.

On September 1, 2003, we completed the acquisition of all of the issued and outstanding shares of TouchVision, a California corporation that is in the business of providing technology-enabled information and learning systems to healthcare providers, financial services companies and other industry segments. In consideration for the TouchVision shares, we issued an aggregate of 1,250,000 restricted shares of our common stock, of which 312,500 shares are subject to the terms of an escrow agreement as collateral for the indemnification obligations of the former TouchVision shareholders. We also agreed to loan to TouchVision the sum of $20,000 per month for the twelve-month period following closing, to be used for working capital. We had previously loaned TouchVision the sum of $50,000 in June,
2003 by way of bridge financing pending completion of the acquisition.   In
connection with the acquisition, TouchVision entered into substantially similar employment agreements with each of Messrs. Gregory L. Roche and Larry J. Mahar, the former principals of TouchVision, which have a term of two years and provide for annual salaries of $120,000. In conjunction with the acquisition of TouchVision, we issued 735,000 stock options pursuant to the 2002 Stock Plan at $0.50 per share.

On September 1, 2003, we completed the acquisition of all of the issued and outstanding shares of River Murray Training Pty Ltd ("RMT") an Australian company that is in the business of providing workplace training programs for various segments of the food production industry, including viticulture and horticulture. In consideration for the shares of RMT we issued 700,000 restricted shares of our common stock, of which 350,000 shares are subject to the terms of an escrow agreement as collateral for the indemnification obligations of the former RMT shareholders. We also loaned US$49,000 to RMT for the purpose of repaying outstanding loans advanced to RMT by its former shareholders.

On September 1, 2003, we completed the acquisition of 51% of the issued and outstanding shares of Ayrshire Trading Limited, a British Virgin Islands company ("Ayrshire") that owns 95% of Riverbend Group Holdings (Proprietary) Limited ("Riverbend"), a South African company that provides learning services to corporations and individuals in South Africa. We also
acquired the option to purchase the remaining 49% of Ayrshire.   In
consideration for the Ayrshire shares, we issued a convertible non-interest-bearing promissory note in the amount of $20,000, which amount is convertible from time to time but no later than December 30, 2006 into a maximum of 2,000,000 shares of our common stock. Of these shares, up to 400,000 may be withheld in satisfaction for any breach of warranties by the former shareholders of Ayrshire. The Ayrshire shares are subject to escrow and pledge agreements will be reconveyed to the former shareholders in the event of a default by us of certain terms and conditions of the acquisition agreements, including, among other things, a voluntary or involuntary bankruptcy proceeding involving us or the failure by us to list our shares of common stock on a major stock exchange by December 30, 2006.

As further consideration for the Ayrshire shares, we agreed to make a non-interest-bearing loan of $1,000,000 to Ayrshire, $300,000 of which was advanced at closing and $700,000 was advanced On November 3, 2003. We may exercise an option to acquire the remaining 49% of Ayrshire in consideration for the issuance of 1,500,000 shares of our common stock, subject to certain adjustments.

During the period June 1, 2003 to October 31, 2003, we sold by way of private placement an aggregate of 5,143,300 units at a price of $1.00 per unit, for aggregate consideration of $5,143,300. Each unit comprised two shares of our common stock and two warrants, each exercisable for one additional share of our common stock. In addition, each unit carried the right to acquire an additional warrant to purchase, under certain conditions, up to one additional share of common stock. In connection with the private placement, we paid $448,105 in commissions and issued to various financial advisors, 567,160 additional shares of our common stock and five-year warrants to purchase 207,050 shares of our common stock. In our opinion, the offer and sale of these securities was exempt by virtue of Section 4(2) of the Securities Act and the rules promulgated thereunder.

On September 12, 2003, we filed a Complaint in the United States District Court for the District of Utah, Central Division, against CBL Global Corporation (f/k/a CBL Acquisition Corporation), and Robert Stephen Scammell, the sole shareholder of CBL-California, (Case No. 2:03CV00798DAK) alleging, among other things, that Scammell and CBL-California provided us with misstated financial statements prior to our merger in October 2002 with CBL-California and CBL Global. On September 18, 2003, we filed a First Amended Complaint and Jury Demand, which added as defendants CBL-Global and Brian Kennedy, the sole shareholder of CBL-Australia. The First Amended Complaint alleges causes of action for violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, for violations of Section 20(a) of the Securities Exchange Act of 1934, for declaratory relief and breach of contract, for common law fraud, and for negligent misrepresentation.

The First Amended Complaint alleges, among other things, that the defendants were advised by CBL-California's accountant on September 18, 2002 that CBL-California's financial statements were misstated, and alleges that new restated financial statements were issued on September 19, 2002. The First Amended Complaint alleges, however, that the restated financial statements were not provided to us prior to the October 1, 2002 closing of the merger. The First Amended Complaint seeks damages in an amount to be proven at trial, but which amount presently is estimated to exceed, at a minimum, the full amount of the consideration paid by us and CBL Global in the merger, as well as treble damages, and attorneys' fees. The First Amended Complaint also seeks a declaration that we (i) are entitled to retain certain of our shares of common stock that were issued in connection with the acquisition of CBL and placed in escrow, (ii) are entitled to set-off amounts owed to Messrs. Scammell and Kennedy pursuant to the CBL acquisition; and (iii) are entitled to seek the return of the shares of our common stock that have already have been distributed to defendants Messrs. Kennedy and Scammell in the merger. We intend to vigorously pursue our claims against the defendants.





















                        Trinity Learning Corporation

           Unaudited Pro Forma Consolidated Financial Statements

                               June 30, 2003


                        Trinity Learning Corporation
               Unaudited Pro Forma Consolidated Balance Sheet

                                                              June 30, 2003
                                                              -------------
  Assets
  ------
Current Assets
  Cash                                                        $     288,396
  Accounts Receivable                                             2,733,724
  Prepaid Expense                                                    97,944
  Other Current Assets                                               28,257
                                                              -------------
  Total Current Assets                                            3,148,321
                                                              -------------
Property & Equipment (Note 3)
  Furniture & Equipment                                             947,728
  Accumulated Depreciation                                          (7,824)
                                                              -------------
  Net Property & Equipment                                          939,904
                                                              -------------

Intangible Asset (Note 4)
  Technology-Based Asset                                          4,317,761
  Accumulated Amortization                                        (167,747)
                                                              -------------
  Net Intangible Asset                                            4,150,014

Other Assets
  Notes Receivable (Note 5)                                          25,000
  Other Assets                                                      301,751
                                                              -------------
  Other Assets                                                      326,751
                                                              -------------
     Total Assets                                             $   8,564,990
                                                              =============






                                 Continued

                        Trinity Learning Corporation
               Unaudited Pro Forma Consolidated Balance Sheet

                                                              June 30, 2003
                                                              -------------
     Liabilities and Stockholders' Equity
     ------------------------------------
Current Liabilities
  Accounts Payable                                            $   1,513,898
  Accrued Expenses                                                  503,133
  Interest Payable                                                   63,987
  Note Payable   Current (Note 8)                                   148,069
  Notes Payable   Related Party (Notes 7 & 8)                     5,666,346
                                                              -------------
  Total Current Liabilities                                       7,895,433
                                                              -------------
Long Term Liabilities
  Notes Payable   Long Term (Note 8)                                456,977
                                                              -------------
  Total Long Term Liabilities                                       456,977
                                                              -------------
Total Liabilities                                                 8,352,411
                                                              -------------
Minority Interest                                                   493,516
                                                              -------------
Stockholders' Equity
  Preferred Stock, 10,000,000 Shares at No Par Value;
   No Shares Issued and Outstanding                                       -
  Common Stock, 100,000,000 Shares Authorized at No Par
   Value, 17,456,641 shares and 49,774 shares Issued and
   Outstanding, Respectively                                      9,693,447
  Conditionally Redeemable Common Stock, 2,500,000 shares,
   at No Par Value                                                1,250,000
  Accumulated Deficit                                          (11,188,913)
  Subscription Receivable                                          (35,000)
  Other Comprehensive Income                                          (470)
                                                              -------------
     Total Stockholders' Equity                                   (280,936)
                                                              -------------
     Total Liabilities and Stockholders' Equity               $   8,564,990
                                                              =============



The accompanying notes are an integral part of these financial statements.


                           Trinity Learning Corporation
                  Unaudited Pro Forma Consolidated Statement of Operations

                                                              June 30, 2003
                                                              -------------

Revenue
  Sales Revenue                                               $   8,306,714
  Cost of Sales                                                   (151,792)
                                                              -------------
  Gross Profit                                                    8,154,922
                                                              -------------

Expenses
  Operating Expense                                               9,893,689
                                                              -------------
  Total Expense                                                   9,893,689
                                                              -------------
  Loss from Operations                                          (1,738,767)
                                                              -------------
Other Income (Expense)
  Interest Expense, net                                           (411,355)
  Foreign Currency Gain / (Loss)                                    (4,582)
                                                              -------------
  Total Other Income (Expense)                                    (415,937)
                                                              -------------
  Loss Before Taxes & Minority Interest                         (2,154,704)

Minority Interest
  Minority Interest                                                  27,537
                                                              -------------
  Loss Before Taxes                                             (2,127,167)
  Taxes                                                                   -
                                                              -------------
  Net  Loss                                                   $ (2,127,167)

  Net Loss Per Common Share                                   $      (0.25)
                                                              =============

  Weighted Average Shares Outstanding                             8,364,218
                                                              =============

A summary of the components of other comprehensive income for the transition period from October 1, 2002 to June 30, 2003 is as follows:

                                                             June 30, 2003
                                                       Before         After
                                                   Tax Amount    Tax Amount
                                                 ------------  ------------
  Net Loss                                       $(2,127,167)  $(2,127,167)
  Foreign currency translation                          (470)         (470)
                                                 ------------  ------------
  Total Other Comprehensive Income               $(2,127,637)  $(2,127,637)
                                                 ============  ============


 The accompanying notes are an integral part of these financial statements

                        Trinity Learning Corporation
                     Notes to the Financial Statements
                               June 30, 2003


NOTE 1 - CORPORATE HISTORY

Trinity Learning Corporation ("Trinity," "the Company" or "we") was incorporated on April 14, 1975 in Oklahoma under the name U.S. Mineral & Royalty Corp. as an oil and gas exploration, development and operating company. In 1989, the Company changed its name to Habersham Energy Company. Historically, the Company was engaged in the business of acquiring and producing oil and gas properties, but did not have any business activity from 1995 to 2002. Pursuant to its reorganization in 2002, the Company changed its domicile to Utah, amended its capital structure and changed its name to Trinity Companies Inc., then, in March 2003, to Trinity Learning Corporation. Until adoption of its recent operating strategy in 2002, the Company had not had any business activity since 1995.

Pursuant to a series of related transactions that closed on October 1, 2002, ("the Acquisition Date") the Company issued 3,000,000 restricted shares of its common stock, issued $1,000,000 in convertible promissory notes and assumed $222,151 in indebtedness to acquire Competency Based Learning, Inc. (CBL-California), a California corporation and two related Australian companies, Competency Based Learning, Pty. Ltd. ACN 084 763 780 ("CBL-Australia") and ACN 082 126 501 Pty. Ltd. (collectively referred to as "CBL"). The transactions were effected through CBL Global Corp. ("CBL Global"), a wholly-owned subsidiary.

On June 16, 2003, we completed a recapitalization of our common stock by
(i) effecting a reverse split of our outstanding common stock on the basis of one share for each 250 shares owned, with each resulting fractional share being rounded up to the nearest whole share, and (ii) subsequently effecting a forward split by dividend to all shareholders of record, pro
rata, on the basis of 250 shares for each one share owned.   The record
date for the reverse and forward splits was June 4, 2003. Immediately prior to the recapitalization, we had 13,419,774 shares of common stock outstanding. Following the recapitalization and the cancellation of 108,226 shares of common stock beneficially owned by members of management, we had 13,419,774 shares of common stock outstanding.

On August 6, 2003, our board of directors approved a change in our fiscal year-end from September 30 to June 30 to align with those of the companies we had already acquired or were at that time in the process of acquiring. The information presented in this transition report on Form 10-KSB relates to the period October 1, 2002 through June 30, 2003.

On December 1, 2003, we completed the acquisition of all the issued and outstanding shares of Danlas, a British Virgin Islands Company that owns 51% of IRCA (Proprietary) Limited ("IRCA"), a South African company specializing in corporate learning, certification and risk mitigation in the area of safety, health environment and quality assurance ("SHEQ"). Danlas was incorporated in 2003. Danlas also holds options to acquire the remaining 49% of IRCA. In consideration for the Danlas shares, the Company
(i) issued three convertible promissory notes in the aggregate principal amount of $40,000 and convertible under certain conditions into a maximum of 4,500,000 shares of Trinity's common stock, (ii) agreed to advance $500,000 in cash to establish an international sales force, (iii) provided $500,000 for certain bank guarantees and, (iv) provided certain future profit thresholds are met, agreed to issue up to an additional 1,000,000 shares of Trinity's common stock.


NOTE 2 - Significant Accounting Policies

     A.   Method of Accounting.  The Company uses the accrual method of accounting.
     B. Revenue Recognition - The Company recognizes revenue once it is realizable and earned. Revenue from sales of products and related cost of products sold are recognized when persuasive evidence of an arrangements exists, delivery has occurred, the seller's price is fixed or determinable and collectibility is reasonably assured.
     C. Cash and Cash Equivalents. The Company considers all short-term, highly liquid investments that are readily convertible within three months to known amounts, as cash equivalents.
     D. Depreciation and Amortization. The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is amortized over the lesser of the length of the lease of the related assets or the estimated lives of the assets. Depreciation and amortization is computed on the straight-line method.
     E. Use of Estimates. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
     F. Consolidation Policies. The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Intercompany transactions and balances have been eliminated in consolidation and the subsidiaries controlled by the Company at June 30, 2003. Control is achieved where the Company has the power to govern the financial and operating policies of the subsidiary enterprise so as to obtain benefits from its activities. The results of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up the effective date of disposal, as appropriate. Intercompany transactions and balances have been eliminated in consolidation.
     G. Foreign Currency Translation/Remeasurement Policy. Assets and liabilities that occur in foreign currencies are recorded at historical cost and translated at exchange rates in effect at the end of the reporting period. Statement of Operations accounts are translated at the average exchange rates for the year. Translation gains and losses are recorded as Other Comprehensive Income in the Equity section of the Balance Sheet.
     H.   Purchase Accounting.   The purchase value of fixed assets
          purchased in the acquisition of CBL and IRCA were determined based on their historical value less accumulated depreciation. All other assets were valued at their current value and a technology-based intangible asset was recorded.
     I.   Primary Earnings Per Share   Amounts are based on the weighted
          number of shares outstanding at the dates of the financial statements. Fully Diluted Earnings Per Share shall be shown on stock option and other convertible issues that may be exercised within the next ten years.


NOTE 3 - Fixed Assets

The Company capitalizes furniture and equipment purchases in excess of $5,000 or at lower amounts based on local jurisdiction. Capitalized amounts are depreciated over the useful life of the assets using the straight-line method of depreciation. Scheduled below are the assets, cost, depreciation expense, and accumulated depreciation at June 30, 2003 and September 30, 2002.

                                             Depreciatio          Accumulated
                        Asset Cost              Expense            Depreciation
                  06/30/2003  09/30/2002 06/30/2003 09/30/2002 06/30/2003  09/30/2002
                  ----------  ---------- ---------- ---------- ----------  ----------
Furniture
 & Equipment      $  947,728  $    6,151 $    7,744 $       80 $    7,824  $       80

NOTE 4   Technology-Based Intangible Assets

The Company capitalized technology-based intangible assets in its acquisition of CBL and IRCA. The amount capitalized is equal to the difference between the consideration paid for the subsidiaries including any liabilities assumed and the value of the other assets acquired. Other assets were valued at the current value at the date of the acquisition including the net value of fixed assets, historical price less accumulated depreciation. The technology-based intangible assets are being amortized over a five-year period using the straight-line method. The value assigned to the technology-based intangible assets are considered appropriate based on average annual revenues earned from licensing of these asset over the two year period prior to the acquisitions and the expectation that future revenues for the five year period subsequent to the acquisition will equal or exceed these amounts. Scheduled below is the total asset cost, amortization expense and accumulated amortization at June 30, 2003.

                                            Depreciation           Accumulated
                       Asset Cost              Expense             Depreciation
                  06/30/2003  09/30/2002 06/30/2003 09/30/2002 06/30/2003  09/30/2002
                  ----------  ---------- ---------- ---------- ----------  ----------
Intangible Asset  $4,317,761  $        - $  167,747 $        - $  167,747  $        -


NOTE 5   Notes Receivable

On June 5, 2003, we agreed to lend TouchVision, Inc. ("TouchVision") $50,000 in two equal installments of $25,000 each. Interest accrues on the unpaid principal amount of the note at a rate equal to six percent per year. Interest accrued under the note is paid annually, with the first payment due June 5, 2004. All unpaid principal and interest are due June 29, 2005. At June 30, 2003, $25,000 had been advanced to TouchVision and accrued interest totaled $41.


NOTE 6 - Operating Leases

In July 2003, the Company signed a lease agreement for new office space at
1831 Second Street in Berkeley, California.   The lease term commenced
September 1, 2003 and will expire on May 31, 2004. The Company will pay a minimum of $5,025 per month. The Company paid $10,050 upon the execution of the lease that includes $5,025 security deposit that may be refunded at the end of the lease.

CBL-Australia leases contiguous office space pursuant to two separate lease agreements for its operations located in Queensland, Australia. The term of the first lease expires in January 2004 with a three year option to renew. The monthly rental amount of that lease is $2,471. The term of the second lease expires in January 2007 with a three year option to renew.
The monthly rental amount of that lease is $2,140. CBL-Australia also leases a car for use by Brian Kennedy, its chief executive officer. The lease expires in October 2005; the monthly rental amount is $338.

IRCA leases office and warehouse facilities in South Africa and equipment under non-cancelable long term leases.

Total Minimum Lease Commitments as of June 30, 2003:

                                                 Calendar Year     Amount
                                                 -------------  ---------
                                                          2003  $ 152,725
                                                          2004    317,627
                                                          2005    100,246
                                                          2006     47,828
                                                    Thereafter    133,557
                                                                ---------
                                                         Total  $ 751,983
                                                                =========

NOTE 7   Related Party Transactions
From time to time, certain employees and shareholders have advanced funds to IRCA. The loans are unsecured, has no fixed repayment terms and bears interest at rate of prime (South Africa) plus 2%.

As of July 15, 2002, Trinity entered in a two-year Advisory Agreement with Granite Creek Partners, LLC ("GCP"), formerly Kings Peak Advisors, LLC, with automatic renewal for a 12-month period. Under the terms of the Advisory Agreement, GCP will provide the Company with general corporate, financial, business development and investment advisory services on a non-exclusive basis. These services include assisting with the identification of placement agents, underwriters, lenders and other sources of financing, as well as additional qualified independent directors and members of management. GCP is a private company whose principals are Douglas Cole and Edward Mooney, who are officers and directors of Trinity, and Mr. Theodore Swindells.


The Advisory Agreement provides that GCP will be compensated for its various advisory services as follows: (i) for general corporate advisory services, an initial retainer of $25,000 and a fee of $20,000 per month throughout the term of the agreement, which monthly fee amount is payable, at GCP's option, in shares of common stock at a price per share equal to $0.025; (ii) for financial advisory services, a fee based on 10% of the gross proceeds of any equity financings and/or 1.5% of any gross proceeds of debt financings that are completed by underwriters or placement agents introduced by GCP, as well as any fees which may be due to GCP for its assistance in identifying prospective investors pursuant to terms and conditions of offering memoranda issued by the Company; (iii) for merger and acquisition services involving a transaction resulting from a contact provided by GCP, a sliding fee based on a percentage of the value of the transaction, subject to an additional $100,000 bonus in the event the transaction is valued at $3,000,000 or more; (iv) in respect of general business development advisory services, a fee to be negotiated with GCP based upon certain agreed-upon fee parameters between the parties; and (v) in respect of debt, credit or leasing facilities, a fee to be negotiated on a case-by-case basis.

Trinity acknowledged that it was indebted to GCP for prior services rendered since April 1, 2002 in the amount of $30,000, up to 50% of which amount is payable, at GCP's option, in shares of common stock at a price per share of $0.025. The total number of shares of common stock issuable to GCP under the Advisory Agreement may not exceed 4,400,000 shares. Through June 30, 2003, GCP had earned a total of $285,000 under the Advisory Agreement, $110,000 of which was converted into 4,400,000 shares of common stock in March 2003. Of the balance of $175,000, $134,132 has been paid to GCP, leaving a balance owing at June 30, 2003 of $40,868.

As of August 8, 2002, Trinity formalized a Debt Conversion Agreement with Global Marketing Associates, Inc. ("GMA"), holder of a convertible promissory note (the "GMA Note") in the principal amount of $166,963, pursuant to which the principal amount of the note, along with accrued interest thereon, was made convertible, under certain conditions, into 3,200,000 shares of common stock. The GMA Note was originally issued in November 2000 to the Company's former attorneys and was subsequently acquired by Pacific Management Services, Inc., who assigned the note to GMA; both entities are unrelated to Trinity. GMA subsequently assigned the right to acquire 2,600,000 of the 3,200,000 shares of common stock into which the note is convertible, to several persons, including Messrs. Cole, Mooney and Swindells. Pursuant to the assignment, Messrs. Cole and Mooney each acquired the right to acquire 600,000 shares of the common stock into which the GMA Note is convertible and Mr. Swindells acquired the right to acquire 1,000,000 shares. Fifty percent of the shares issuable upon the conversion of the GMA Note are subject to a two-year lock-up provision that restricts transfer of such shares without prior written consent of Trinity's board of directors. As of January 2003, 3,200,000 shares of our common stock had been issued pursuant to the terms of the GMA Note.

Pursuant to the acquisition of CBL on October 1, 2002 described in Note 1 above, we issued to shareholders of CBL two convertible promissory notes in the amounts of $485,000 and $515,000. The notes accrue interest at 7% per annum and are considered due and payable upon the earlier of September 1, 2004 or the date, upon which we close an equity financing, the net proceeds of which, together with the net proceeds of all equity financing conducted by the Company after the Acquisition Date, equal or exceeds $10,000,000. The conversion price on the notes is $2.00 per share of common stock. At June 30, 2003, accrued interest totaled $52,356.


At the Acquisition Date, we issued two unsecured promissory notes in the amount of $222,151 to cancel three unsecured promissory notes previously issued by CBL-Australia and CBL-California to its shareholders, Messrs. Scammell and Kennedy. The notes accrue interest at 7% per annum and are considered due and payable upon the earlier of the September 1, 2003 or the date, upon which the company closes an equity financing, the net proceeds of which, together with the net proceeds of all equity financing conducted by us after the Acquisition Date, equal or exceeds $3,000,000. At June 30, 2003, accrued interest totaled $11,631. The notes were due and payable on September 1, 2003 for which the payment has not been made pending the outcome of a lawsuit filed against Messrs. Scammell and Kennedy, see Note 14, Subsequent Events.

Concurrent with its acquisition of CBL, Trinity (i) issued promissory notes to certain individuals and entities for a total principal amount of $500,000 ("Bridge Financing Amount"), such notes ("Bridge Financing Notes") are convertible under certain conditions into shares of common stock, and
(ii) in connection with the issuance of the Bridge Financing Notes, issued warrants ("Bridge Financing Warrants") to the holders of the Notes to purchase additional shares of Common Stock. Of the Bridge Financing Amount, $55,000 was advanced by KPA and $120,000 by Mr. Swindells.

The Bridge Financing Notes bear interest at a rate of 9% per annum and are due one year from the date of the respective notes, unless automatically converted upon the closing by the Company of an equity financing consisting of at least 500,000 shares of common stock. On May 19, 2003, the principal amount of $500,000 and accrued interest of $34,745 on the respective notes were converted into 1,336,867 shares of common stock at $0.40 per share. The Bridge Financing Warrants are exercisable for a period of one year at a price of $0.05 per share, and contain a net issuance provision whereby the holders may elect a cashless exercise of such warrants based on the fair market value of the common stock at the time of conversion.

From time to time, since inception of our current operating strategy, Mr. Swindells has provided short-term working capital loans on a non-interest bearing basis. During our previous fiscal year, we were advanced $145,000 by Mr. Theodore Swindells, and during the transition period from October 1, 2002 to June 30, 2003, we were advanced an additional $780,000 by Mr. Swindells. The principal may be converted into such other debt or equity securities financings that we may issue in private offerings while the loan is outstanding. In September 2003, we repaid $500,000 on the $925,000 note balance then outstanding.


NOTE 8 - Notes Payable

At June 30, 2003, notes payable to accredited investors and related parties totaled $6,123,323. The notes bear interest between the rates of 0% and 17% per annum, some of which are secured by our common stock. Certain notes are convertible into the Company's common stock.

The Company has the following notes payable obligations:

                                                              June 30, 2003
                                                             --------------

Unsecured convertible notes payable due on December 1,
  2003, see Note 7.                                          $      925,000

Unsecured notes payable to shareholders of IRCA, no
  fixed maturity, plus accrued interest at a rate of prime
  (South Africa) plus 2%, see Note 7.                             3,519,195

Unsecured notes payable to related parties, see Note 7 for
  due date, plus accrued interest at a rate of 7% per annum.        222,151

Convertible notes payable to related parties, see Note 7
for due date, plus accrued interest at a rate of 7% per annum.    1,000,000

Unsecured convertible note payable, non interest bearing,
due December 30, 2005                                                20,000

Secured mortgage payable due March 1, 2006, plus accrued
interest at a rate of 13.45% per annum                              353,096

Installment notes payable, secured by property and equipment, payable over periods from one to three years plus accrued
interest at rates ranging from 10 to 17% per annum.                  83,881
                                                              -------------
     Total Notes Payable                                          6,123,323
     Less:     Current Maturities                               (5,666,346)
                                                              -------------
     Long Term Notes Payable                                        456,977
                                                              =============

NOTE 9 - Stockholders' Equity

On February 5, 2002, the Company effected a one hundred for one (100 for 1) reverse split. No shareholder was reversed below 100 shares. Shareholders with 100 shares or less, prior to the reverse, were not affected.

On May 5, 2002, the Company amended its Articles of Incorporation to reflect a change in par value from $0.10 per share to no par value per share. Accordingly, this change effecting the common stock and additional paid in capital values has been retroactively applied to all prior years.

On October 1, 2002, the Company issued a total of 3,000,000 shares of common stock in conjunction with its acquisition of CBL-Australia and CBL-California at $0.025 per share. Accordingly, $75,000 has been charged to common stock to reflect the total cost of the shares.


On October 1, 2002, the Company authorized a Stock Purchase Agreement in order to retain qualified directors and officers. The Stock Purchase Agreement allows various directors to purchase an aggregate of 1,200,000 shares of the Company's common stock at a price of $0.025 per share. The purchase price shall be payable by each Purchaser in the form of the cancellation of the Company's obligation to pay the various Purchasers a total of $30,000 as compensation for services already performed by Purchaser for the Company.

On October 2, 2002, the Company issued 1,070,000 shares of common stock in settlement of outstanding amounts due for services rendered to the Company. These shares were issued at $0.025 per share totaling $26,750.
On October 21, 2002, the Company adopted and approved the "2002 Stock Plan" which was approved by the Company's shareholders at its special shareholder meeting on December 2, 2002. The Plan authorizes issuance of 3,000,000 shares to be increased by 500,000 shares annually. The plan expires in ten years. As of June 30, 2003, 2,447,000 options have been granted at prices ranging from $0.05 per share to $0.50 per share of which 963,625 were vested as of June 30, 2003.

During the period November 15, 2002 to January 21, 2003, we issued 3,200,000 shares in exchange for $166,953, respectively of unsecured notes payable. The original amount of the note was $166,963 (See Notes 7 and 8). Between January and April 2003, we received subscriptions to our December 2002 Private Placement Memorandum totaling $250,000 from outside investors to purchase 250,000 units at a price of $1.00 per unit. Each unit entitles the holder to two shares of our common stock and two three year warrants, each to purchase an additional share of common stock for $1.00 per share. If all warrants are fully exercised by the holder of such warrants, a bonus warrant will be issued entitling the holder to purchase one additional share of common stock for $2.00.

On March 20, 2003, we issued 4,400,000 shares of common stock in settlement of $110,000 of amounts due to GCP (see Note 7).

On May 19, 2003, we issued 1,250,000 and 86,867 shares of the common stock in exchange for the total principal Bridge Financing Notes of $500,000 and the accrued interest payable on such notes of $34,745, respectively (see
Note 7).

On June 16, 2003, we completed a recapitalization of its common stock by effecting a reverse split of its outstanding common stock on the basis of one share for each 250 shares owned, with each resulting fractional share being rounded up to the nearest whole share, and subsequently effecting a forward split by dividend to all shareholders of record, pro rata, on the basis of 250 shares for each one share owned. Immediately prior to the recapitalization, we had 13,419,774 shares of common stock outstanding. Following the recapitalization and the cancellation of 108,226 shares of common stock beneficially owned by members of management, the Company had 13,419,774 shares of common stock outstanding.

Between June and October 2003, we received subscriptions to our May 2003 Private Placement Memorandum ("May 2003 PPM") totaling $5,073,300 from outside investors to purchase 5,073,300 units at a price of $1.00 per unit. Each unit entitles the holder to two shares of our common stock and two three year warrants, each to purchase an additional share of common stock for $1.00 per share. If all warrants are fully exercised by the holder of such warrants, a bonus warrant will be issued entitling the holder to purchase one additional share of common stock for $2.00. In connection with the May 2003 Private Placement, we issued to various financial advisors, 567,160 additional shares of our common stock and five-year warrants to purchase 200,050 shares of our common stock.


On September 1, 2003, we completed the acquisition of all of the issued and outstanding shares of TouchVision, a California corporation that is in the business of providing technology-enabled information and learning systems to healthcare providers, financial services companies and other industry segments. In consideration for the TouchVision shares, we issued an aggregate of 1,250,000 restricted shares of our common stock, of which 312,500 shares are subject to the terms of an escrow agreement as collateral for the indemnification obligations of the former TouchVision shareholders.

On September 1, 2003, we completed the acquisition of all of the issued and outstanding shares of River Murray Training Pty Ltd ("RMT") an Australian company that is in the business of providing workplace training programs for various segments of the food production industry, including viticulture and horticulture. In consideration for the shares of RMT we issued 700,000 restricted shares of our common stock, of which 350,000 shares are subject to the terms of an escrow agreement as collateral for the indemnification obligations of the former RMT shareholders.

NOTE 10   Stock Option Plan

On December 2, 2002, at a special meeting of our shareholders, the 2002 Stock Plan was approved. The maximum aggregate number of shares that may be optioned and sold under the plan is the total of (a) 3,000,000 shares,
(b) an annual 500,000 increase to be added on the last day of each fiscal year beginning in 2003 unless a lesser amount is determined by the board of directors. The plan became effective with its adoption and remains in effect for ten years unless terminated earlier. Options granted under the plan vest 25% on the day of the grant and the remaining 75% vests monthly over the next 36 months. The following schedule summarizes the activity during the nine-month transition period ended June 30, 2003.

                                                                  2002 STOCK PLAN
                                                              ------------------------
                                                                  Weighted
                                                                   Average
                                                       Number     Exercise
                                                    of Shares       Price
                                                   ------------------------
Number of SharesWeighted Average Exercise Price
Outstanding at October 1, 2002                               -   $        -
Options Granted                                      2,447,000   $     0.23
                                                   ------------------------
Options Exercised                                            -            -
Options Canceled                                             -            -
     Options Outstanding at June 30, 2003            2,447,000   $     0.23
     Options Exercisable at June 30, 2003              963,625   $     0.22

In accordance with Statement of Financial Accounting Standards Number 123, "Accounting for Stock-Based Compensation", option expense of $76,774 was recognized for the nine-month transition period ended June 30, 2003.




                                                 June 30, 2003
                                                 -------------
     Five-Year Risk Free Interest Rate                   3.01%
     Dividend Yield                                        nil
     Volatility                                            nil
     Average Expected Term (Years to Exercise)             4.4


Stock options outstanding and exercisable under 2002 Stock Plan as of June 30, 2003 are as follows:

                                                   Average
                                      Weighted    Remaining                    Number
              Range of    Number of    Average   Contractual      Number      Average
              Exercise     Options    Exercise        Life    of Options     Exercise
                 Price     Granted      Price       (Years)       Vested       Price
           -----------  ------------ ----------- ----------- -----------  -----------
                 $0.05      600,000       $0.05          4.3     262,500        $0.05
                 $0.25    1,589,000       $0.25          4.3     624,813        $0.25
                 $0.50      258,000       $0.50          4.6      76,313        $0.50

NOTE 11 - Income Taxes

Income tax expense includes federal and state taxes currently payable and deferred taxes arising from timing differences between income for financial reporting and income tax purposes.

The Company has adopted Statement of Financial Accounting Standards Number 109 ("SFAS No. 109") "Accounting for Income Taxes." SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting purposes.
There were no temporary differences at June 30, 2003 and earlier years; accordingly, no deferred tax liabilities have been recognized for all years.

The Company has cumulative net operating loss carryforwards of over $11,100,000 at June 30, 2003 and $9,100,000 at September 30, 2002. No
effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards is not probable. Accordingly, the potential tax benefits of the net operating loss carryforwards at June 30, 2003 and September 30, 2002 have been offset by valuation reserves of the same amount.


Deferred tax assets and the valuation account at June 30, 2003 and at September 30, 2002 are as follows:

                                                    June        September
     Deferred Tax Asset                           30, 2003       30, 2002
                                                ------------   ------------
       Net Operating Loss Carryforwards         $  4,600,000   $  3,800,000
       Valuation Allowance                       (4,600,000)    (3,800,000)
                                                ------------   ------------
       Total                                    $          -   $          -
                                                ============   ============

NOTE 12 - Net Earnings (Loss) Per Share

Basic earnings (loss) per common share ("BEPS") are based on the weighted-average number of common shares outstanding during each period. Diluted earnings (loss) per common share ("DEPS") are based on shares outstanding (computed under BEPS) plus dilutive potential common shares. Shares from the exercise of the outstanding options were not included in the computation of DEPS, because their inclusion would have been antidilutive for the nine months ended June 30, 2003.

The following data shows the shares used in the computing loss per common share including dilutive potential common stock at June 30, 2003:

                                                                  Amount
                                                              -------------
     Common shares outstanding including 2,500,000
     convertible note shares issued to IRCA shareholders
     at June 30, 2003.                                           17,456,641
                                                              =============
     Weighted-average number of common shares including
     2,500,000 convertible note shares issued to IRCA
     shareholders used in basic EPS dilutive effect of
     options.                                                    10,864,218
                                                              =============
     Weighted-average number of common shares and dilutive
     potential common shares including 2,500,000 convertible
     note shares issued to IRCA shareholders used in diluted
     EPS.                                                        10,864,218
                                                              =============

NOTE 13 - Going Concern

Our financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Currently, we do not have significant cash or other material assets, nor do we have an established source of revenues sufficient to cover our operating costs and to allow us to continue as a going concern. We do not currently possess a financial institution source of financing and we cannot be certain that our existing sources of cash will be adequate to meet our liquidity requirements. However, we have undertaken the following to meet our liquidity requirements:

     (a) Seek additional equity funding through private placements to raise sufficient funds to continue operations and fund its ongoing development, merger and acquisition activities. In May 2003, we commenced a $5,000,000 private placement, the proceeds of which will be used for (i) corporate administration, (ii) the expansion of subsidiary operations, and (iii) expenses and funds advanced for acquisitions in 2003. In conjunction with the private placement, we have engaged various financial advisory firms and other finders to identify prospective investors. We completed the private offering on October 31, 2003.
     (b) Continue conversion of certain outstanding loans and payables into common stock in order to reduce future cash obligations;
     (c) Generate sufficient cash flow to sustain and grow subsidiary operations and, if possible, create excess cash flow for corporate administrative expenses through our operating subsidiaries; and
     (d) Identify prospective acquisition targets with sufficient cash flow to fund subsidiary operations, as well as potentially generating operating cash flow that may sustain corporate administrative expenses.

Trinity's future capital requirements will depend on its ability to successfully implement these initiatives and other factors, including our ability to maintain our existing customer base and to expand our customer base into new geographic markets, and overall financial market conditions in the United States and other countries where we will seek prospective investors.

NOTE 14 - New Technical Pronouncements

In October 2002, Statement of Financial Accounting Standards Number 147
("SFAS 147"), "Acquisitions of Certain Financial Institutions   an
amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9" was issued to be used in acquisitions of financial institutions after October 1, 2002. It is anticipated that SFAS 147 will have no effect upon the Company's financial statements.

In December 2002, Statement of Financial Accounting Standards Number 148
("SFAS 148"), "Accounting for Stock-Based Compensation   Transition and
Disclosure   an amendment of FASB Statement No. 123" was issued for fiscal years beginning after December 15, 2003. It is anticipated that SFAS 148 will have no effect upon the Company's financial statements.

In April 2003, Statement of Financial Accounting Standards Number 149 ("SFAS 149"), "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" was issued for fiscal quarters that began prior to June 15, 2003. Adoption of SFAS 149 will have no effect upon the Company's financial statements.

In May 2003, Statement of Financial Accounting Standards Number 150 ("SFAS 150"), "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" was issued for the first interim period beginning after June 15, 2003. The Company anticipates that SFAS 150 may impact the accounting for certain future acquisitions and the anticipated distribution of stock for services.


NOTE 14 - Subsequent Events

On July 8, 2003, we issued a five-year warrant to Merriman, Curran, Ford & Co. a financial service company, to purchase up to 20,000 shares of our common stock for a period of five years at $0.50 per share in consideration for financial advisory services provided to us by the firm.

On September 1, 2003, we completed the acquisition of all of the issued and outstanding shares of TouchVision, a California corporation that is in the business of providing technology-enabled information and learning systems to healthcare providers, financial services companies and other industry segments. In consideration for the TouchVision shares, we issued an aggregate of 1,250,000 restricted shares of our common stock, of which 312,500 shares are subject to the terms of an escrow agreement as collateral for the indemnification obligations of the former TouchVision shareholders. We also agreed to loan to TouchVision the sum of $20,000 per month for the twelve-month period following closing, to be used for working capital. We had previously loaned TouchVision the sum of $50,000 in June,
2003 by way of bridge financing pending completion of the acquisition.   In
connection with the acquisition, TouchVision entered into substantially similar employment agreements with each of Messrs. Gregory L. Roche and Larry J. Mahar, the former principals of TouchVision, which have a term of two years and provide for annual salaries of $120,000. In conjunction with the acquisition of TouchVision, we issued 735,000 stock options pursuant to the 2002 Stock Plan at $0.50 per share.

On September 1, 2003, we completed the acquisition of all of the issued and outstanding shares of River Murray Training Pty Ltd ("RMT") an Australian company that is in the business of providing workplace training programs for various segments of the food production industry, including viticulture and horticulture. In consideration for the shares of RMT we issued 700,000 restricted shares of our common stock, of which 350,000 shares are subject to the terms of an escrow agreement as collateral for the indemnification obligations of the former RMT shareholders. We also loaned US$49,000 to RMT for the purpose of repaying outstanding loans advanced to RMT by its former shareholders.

On September 1, 2003, we completed the acquisition of 51% of the issued and outstanding shares of Ayrshire Trading Limited, a British Virgin Islands company ("Ayrshire") that owns 95% of Riverbend Group Holdings (Proprietary) Limited ("Riverbend"), a South African company that provides learning services to corporations and individuals in South Africa. We also
acquired the option to purchase the remaining 49% of Ayrshire.   In
consideration for the Ayrshire shares, we issued a convertible non-interest-bearing promissory note in the amount of $20,000, which amount is convertible from time to time but no later than December 30, 2006 into a maximum of 2,000,000 shares of our common stock. Of these shares, up to 400,000 may be withheld in satisfaction for any breach of warranties by the former shareholders of Ayrshire. The Ayrshire shares are subject to escrow and pledge agreements will be reconveyed to the former shareholders in the event of a default by us of certain terms and conditions of the acquisition agreements, including, among other things, a voluntary or involuntary bankruptcy proceeding involving us or the failure by us to list our shares of common stock on a major stock exchange by December 30, 2006.

As further consideration for the Ayrshire shares, we agreed to make a non-interest-bearing loan of $1,000,000 to Ayrshire, $300,000 of which was advanced at closing and $700,000 was advanced On November 3, 2003. We may exercise an option to acquire the remaining 49% of Ayrshire in consideration for the issuance of 1,500,000 shares of our common stock, subject to certain adjustments.


On December 1, 2003, Trinity completed the acquisition of all the issued and outstanding shares of Danlas, a British Virgin Islands Company that owns 51% of IRCA, a South African company specializing in corporate learning, certification and risk mitigation in the area of safety, health environment and quality assurance ("SHEQ"). Danlas was incorporated in 2003. Danlas also holds options to acquire the remaining 49% of IRCA. In consideration for the Danlas shares, Trinity (i) issued three convertible promissory notes in the aggregate principal amount of $40,000 and convertible under certain conditions into a maximum of 4,500,000 shares of Trinity's common stock, (ii) agreed to advance $500,000 in cash to establish an international sales force, (iii) provided $500,000 for certain bank guarantees and, (iv) provided certain future profit thresholds are met, agreed to issue up to an additional 1,000,000 shares of Trinity's common stock.

During the period June 1, 2003 to October 31, 2003, we sold by way of private placement an aggregate of 5,143,300 units at a price of $1.00 per unit, for aggregate consideration of $5,143,300. Each unit comprised two shares of our common stock and two warrants, each exercisable for one additional share of our common stock. In addition, each unit carried the right to acquire an additional warrant to purchase, under certain conditions, up to one additional share of common stock. In connection with the private placement, we paid $448,105 in commissions and issued to various financial advisors, 567,160 additional shares of our common stock and five-year warrants to purchase 207,050 shares of our common stock. In our opinion, the offer and sale of these securities was exempt by virtue of Section 4(2) of the Securities Act and the rules promulgated thereunder.

On September 12, 2003, we filed a Complaint in the United States District Court for the District of Utah, Central Division, against CBL Global Corporation (f/k/a CBL Acquisition Corporation), and Robert Stephen Scammell, the sole shareholder of CBL-California, (Case No. 2:03CV00798DAK) alleging, among other things, that Scammell and CBL-California provided us with misstated financial statements prior to our merger in October 2002 with CBL-California and CBL Global. On September 18, 2003, we filed a First Amended Complaint and Jury Demand, which added as defendants CBL-Global and Brian Kennedy, the sole shareholder of CBL-Australia. The First Amended Complaint alleges causes of action for violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, for violations of Section 20(a) of the Securities Exchange Act of 1934, for declaratory relief and breach of contract, for common law fraud, and for negligent misrepresentation.

The First Amended Complaint alleges, among other things, that the defendants were advised by CBL-California's accountant on September 18, 2002 that CBL-California's financial statements were misstated, and alleges that new restated financial statements were issued on September 19, 2002. The First Amended Complaint alleges, however, that the restated financial statements were not provided to us prior to the October 1, 2002 closing of the merger. The First Amended Complaint seeks damages in an amount to be proven at trial, but which amount presently is estimated to exceed, at a minimum, the full amount of the consideration paid by us and CBL Global in the merger, as well as treble damages, and attorneys' fees. The First Amended Complaint also seeks a declaration that we (i) are entitled to retain certain of our shares of common stock that were issued in connection with the acquisition of CBL and placed in escrow, (ii) are entitled to set-off amounts owed to Messrs. Scammell and Kennedy pursuant to the CBL acquisition; and (iii) are entitled to seek the return of the shares of our common stock that have already have been distributed to defendants Messrs. Kennedy and Scammell in the merger. We intend to vigorously pursue our claims against the defendants.













                        Trinity Learning Corporation
                  Unaudited Pro Forma Financial Statements
                               June 30, 2003
                        Trinity Learning Corporation
              Unaudited Pro Forma Consolidating Balance Sheet
                               June 30, 2003


                                                         Adjustments
                            Trinity        IRCA       Debits     Credits        Total
                        ----------- ----------- ----------- -----------   -----------
Assets
Current Assets
 Cash                   $    86,511 $   221,885              c)   20,000  $   288,396
 Accounts Receivable         42,719   2,691,005                             2,733,724
 Prepaid Expense
  University                 97,944           -                                97,944
 Other Current Assets            41      28,216                                28,257
                        ----------- -----------                           -----------
 Total Current Assets       227,215   2,941,106                             3,148,321

Property & Equipment
 Furniture & Equipment       53,385   1,780,694              b)  886,351      947,728
 Accumulated
  Depreciation              (7,824)   (886,351)              b)  886,351      (7,824)
                        ----------- -----------                           -----------
  Net Property &
  Equipment                  45,561     894,343                               939,904

Intangible Asset
 Technology-Based Asset
  Science University      1,118,312   2,295,102 c) 3,199,449 a)2,295,102    4,317,761
 Accumulated
  Amortization            (167,747)   (469,958) a)   469,958                (167,747)
                        ----------- -----------                           -----------
  Net Intangible Asset      950,565   1,825,144                             4,150,014

Other Assets
 Notes Receivable            25,000           -                                25,000
 Other Assets                94,003     709,229              a)  501,481      301,751
                        ----------- -----------                           -----------
Other Assets                119,003     709,229                               326,751
                        ----------- -----------                           -----------
Total Assets            $ 1,342,344 $ 6,369,822                           $ 8,564,990
                        =========== ===========                           ===========

                                 Continued



                        Trinity Learning Corporation
              Unaudited Pro Forma Consolidating Balance Sheet
                               June 30, 2003

                                                         Adjustments
                            Trinity        IRCA       Debits     Credits        Total
                        ----------- ----------- ----------- -----------   -----------

  Liabilities and Equity
  ----------------------
Current Liabilities
 Accounts Payable           391,872   1,122,026                             1,513,898
 Accrued Expense
  University                270,270     232,864                               503,133
 Interest Payable            63,987           -                                63,987
 Notes Payable - Current          -     148,069                               148,069
 Notes Payable
  Related Party           2,147,151   3,519,195                             5,666,346
                        ----------- -----------                           -----------
  Total Current
  Liabilities             2,873,280   5,022,154                             7,895,433
                        ----------- -----------                           -----------
Long Term Liabilities
 Notes Payable
  Related Party                   -     456,977                               456,977
                        ----------- -----------                           -----------
 Total Long Term
 Liabilities                      -     456,977                               456,977
                        ----------- -----------                           -----------
Total Liabilities         2,873,280   5,479,131                             8,352,410

Minority Interest                 -     166,232              a)  286,751      493,516
                                                             c)   40,533
Stockholders' Equity
 Common Stock             9,693,447   2,199,814 c) 2,199,814                9,693,447
 Conditionally
  Redeemable Stock                                           c)1,250,000    1,250,000
 Accumulated Deficit   (11,188,913) (1,545,308) a) 2,747,205 c)4,292,513 (11,188,913)
 Subscription
  Receivable               (35,000)           -            -           -     (35,000)

 Other Comprehensive
 Income                       (470)      69,954  *    69,954                    (470)
                        ----------- -----------                           -----------
 Total Stockholders'
 Equity                 (1,530,936)     724,460                             (280,936)
                        ----------- -----------                           -----------
Total Liabilities &
Stockholders' Equity    $ 1,342,344 $ 6,369,823                           $ 8,564,990
                        =========== ===========                           ===========

*Consists of a) $25,479 and c) $44,475

                                     --Continued--

                             Trinity Learning Corporation
                Unaudited Pro Forma Consolidating Financial Statements
                                    June 30, 2003

To adjust IRCA financial statements to U.S. GAAP financial statements including the write-off of goodwill, other intangible assets and deferred tax assets, and
the adjustment to associated accounts   Minority Interest, and Other
Comprehensive Income.

                                                              Debits        Credits
                                                           ------------  ------------
Income Statement
----------------
Tax Credit                                                 $     25,479
Accumulated Deficit                                             159,308
  Depreciation & Amortization   Intangible Assets                        $    150,595
  Minority Interest in Net Loss, Current Period                                34,192

Balance Sheet
-------------
Accumulated Amortization   Technology Based Asset          $    469,958
Accumulated Deficit   Prior Period                            2,747,205
  Other Comprehensive Income                                     25,479
  Technology Based Asset                                                 $  2,295,102
  Other Assets (Deferred Tax Asset)                                           501,481
  Minority Interest                                                           286,751
Accumulated Deficit   Current Period                                          159,308


To record IRCA fixed assets at their fair value based on historical book value less accrued depreciation.

                                                              Debits        Credits
                                                           ------------  ------------
Accumulated Depreciation                                   $    886,351
  Furniture and Equipment                                                $    886,351

To record the issuance of 2,500,000 shares of Trinity Learning Common Stock, No Par
Value, at $0.50 per share for a total of $1,250,000, the cancellation of Danlas'
Equity with 51% ownership in IRCA obtained for $20,000 and the net investment as a
Technology Based - Intangible Asset.

                                                              Debits        Credits
                                                           ------------  ------------
Income Statement
----------------
  Accumulated Deficit                                      $     40,533
   Minority Interest in Net Loss, Current Period                         $     40,533

Balance Sheet
-------------
Technology-Based Asset                                     $  3,199,449
Common Stock    IRCA                                          2,199,814
Accumulated Deficit   Current Period                            159,308
Other Comprehensive Income   IRCA                                44,475
  Cash                                                                   $     20,000
  Minority Interest                                                            40,533
  Conditionally Redeemable Stock                                            1,250,000
  Accumulated Deficit   Prior Period                                        4,292,513

                                --Continued

                        Trinity Learning Corporation
         Unaudited Pro Forma Consolidating Statement of Operations

                                  Trinity         IRCA
                               ------------  ------------
                                   October
                                   1, 2002    Fiscal Year        Dr(Cr)
                                   to June    Ended June        Acq'n
                                  30, 2003      30, 2003       Entries         Total
                               ------------  ------------  ------------  ------------
Revenue
  Sales Revenue                $    167,790  $  8,138,924                $  8,306,714
  Cost of Sales                           -     (151,792)                   (151,792)
  Gross Profit                      167,790     7,987,132                   8,154,922
                               ------------  ------------                ------------
Expenses
  Operating Expenses              2,157,840     7,886,444  a) (150,595)     9,893,689
                               ------------  ------------                ------------
  Total Expense                   2,157,840     7,886,444                   9,893,689
                               ------------  ------------                ------------
  Income (Loss) from Operations (1,990,050)        10,688                 (1,738,767)
                               ------------  ------------                ------------
Other Income (Expense)
  Interest Expense, net            (77,352)     (334,003)                   (411,355)
  Foreign Currency Gain/(Loss)      (4,582)             -                     (4,582)
                               ------------  ------------                ------------
  Total Other Income (Expense)     (81,934)     (334,003)                   (415,937)
  Loss Before Taxes             (2,071,984)     (233,315)                 (2,154,704)

Tax Credit                                -        25,479  a)    25,479             -
                               ------------  ------------                ------------
  Net Loss Before
  Minority Interest             (2,071,984)     (207,836)                 (2,154,704)
                               ------------  ------------                ------------
Minority Interest                                          a)  (34,192)

  Minority Interest                       -      (47,188)  c)  (40,533)        27,537
                               ------------  ------------                ------------
  Net Loss                     $(2,071,984)  $  (255,024)                $(2,127,167)
                               ============  ============                ============

A summary of the components of other comprehensive income for the transition period from October 1, 2002 to June 30, 2003 is as follows:

                                                               Transition Period
                                                                 October 1, 2002
                                                                to June 30, 2003
                                                           --------------------------
                                                             Before         After
                                                             Tax Amount    Tax Amount
                                                           ------------  ------------
  Net Income (Loss)                                        $(2,100,128)  $(2,100,128)
  Foreign currency translation                                    (470)         (470)
                                                           ------------  ------------
  Total Other Comprehensive Income                         $(2,100,598)  $(2,100,598)
                                                           ============  ============

               See accompanying notes to financial statements


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRINITY LEARNING CORPORATION

Date: February 27, 2004            By: /s/ DOUGLAS D. COLE
                                   --------------------------------
                                   Douglas D. Cole
                                   Chief Executive Officer